UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a – 12

COLUMBIA PROPERTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

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One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328

March 17, 2017

Dear Stockholder:

We cordially invite you to attend the 2017 Annual Meeting of Stockholders of Columbia Property Trust, Inc., to be held on Tuesday, May 2, 2017, at 9:00 a.m. Eastern Time, at The Westin Atlanta Perimeter North, 7 Concourse Parkway, NE, Atlanta, Georgia 30328. The items of business are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the proxy statement.

Please review the proxy statement thoroughly and submit your vote as soon as possible in advance of the annual meeting on May 2, 2017. Your vote is very important. Please respond immediately to help us avoid potential delays and additional expenses to solicit votes.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to certain of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while also lowering our costs and reducing the environmental impact of our annual meeting.

On behalf of your Board of Directors, thank you for your support of Columbia Property Trust, Inc.

Sincerely,

John L. Dixon
Chairman of the Board

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy:

(1)	over the Internet at the web address noted in the Notice of Internet Availability of Proxy Materials or proxy card (if you received a proxy card),

(2)	by telephone through the number noted in the proxy card (if you received a proxy card), or

(3)	by signing and dating your proxy card (if you received a proxy card) and mailing it in the prepaid and addressed envelope enclosed therewith.

Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 2, 2017
Columbia Property Trust, Inc.
One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328

Time:	9:00 a.m. Eastern Time

Date:	May 2, 2017

Place:	The Westin Atlanta Perimeter North, 7 Concourse Parkway, NE, Atlanta, Georgia 30328

Record Date:	Stockholders of record at the close of business on February 21, 2017, are entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.

Purpose:	(1) Elect ten directors nominated by the Board of Directors for one year terms;

(2) Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017;

(3) Approve, on an advisory basis, executive officer compensation, sometimes referred to as a “say on pay”;

(4) Approve the Amended and Restated 2013 Long-Term Incentive Plan;

(5) Approve an amendment to our Second Amended and Restated Articles of Incorporation; and

(6) Consider and act upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy:

(1)	over the Internet at the web address noted in the Notice of Internet Availability of Proxy Materials or proxy card (if you received a proxy card),

(2)	by telephone through the number noted in the proxy card (if you received a proxy card), or

(3)	by signing and dating your proxy card (if you received a proxy card) and mailing it in the prepaid and addressed envelope enclosed therewith.

Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 2, 2017: The proxy statement and 2016 Annual Report are available at:

http://www.columbia.reit/proxy

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2017 PROXY STATEMENT AT A GLANCE

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting Logistics

●	May 2, 2017, at 9:00 a.m. Eastern Time

●	The Westin Atlanta Perimeter North, 7 Concourse Parkway, NE, Atlanta, Georgia 30328

●	The record date is February 21, 2017

Meeting Agenda and Voting Matters

Proposal		Board Vote Recommendation	Page
1.	Elect ten directors nominated by the Board of Directors for one year terms	FOR ALL	7
2.	Approve, on an advisory basis, executive officer compensation	FOR	39
3.	Ratify the appointment of our independent registered public accounting firm	FOR	43
4.	Approve the Amended and Restated 2013 Long Term Incentive Plan	FOR	46
5.	Approve an amendment to our Second Amended and Restated Articles of Incorporation	FOR	55

Election of Directors (Proposal 1)

The Board of Directors, or the Board, of Columbia Property Trust, Inc. (“we,” “us,” “our,” or the “Company”) is asking you to elect the ten nominees for director named below for terms that expire at the 2018 annual meeting of stockholders. The directors will be elected by a plurality vote; however, our Corporate Governance Guidelines require that each director will offer to resign if the director receives a greater number of votes “withheld” than votes “for” such election in an uncontested election of directors.

The following table provides summary information about the ten director nominees. For further information about the nominees, see “Director Nominations and Current Nominees.”

Name	Age	Occupation	Year First Became a Director	Independent	Board Committees
Carmen M. Bowser	62	Former Managing Vice President, Commercial Real Estate Division, Capital One Bank, N.A	2016	Yes	●	Audit
					●	Nominating / Governance

Charles R. Brown	78	Chairman, CRB Realty Associates	2003	Yes	●	Audit
					●	Investment
Richard W. Carpenter	80	Chairman of the Board, MidCountry Financial Corp.	2003	Yes	●	Executive
					●	Compensation
					●	Investment (C)
John L. Dixon*	74	Former President and Director, Pacific Select Group, LLC	2008	Yes	●	Executive (C)
					●	Nominating / Governance (C)
David B. Henry	68	Former Chief Executive Officer and Vice-Chairman, Kimco Realty Corporation	2016	Yes	●	Compensation
					●	Nominating / Governance
Murray J. McCabe	49	Managing Partner, Blum Capital Partners, L.P.	2013	Yes	●	Compensation (C)
					●	Investment
E. Nelson Mills	56	President and Chief Executive Officer, Columbia Property Trust, Inc.	2007	No	●	Executive
Michael S. Robb	69	Former Executive Vice President of the Real Estate Division of Pacific Life Insurance Company	2015	Yes	●	Compensation
					●	Investment
George W. Sands	71	Former Partner, KPMG LLP	2010	Yes	●	Audit (C)
					●	Nominating / Governance
Thomas G. Wattles	65	Former Executive Chairman, DCT Industrial Trust, Inc.	2013	Yes	●	Audit
					●	Investment

*	Independent Chairman of the Board

(C)	Denotes committee chair

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Advisory Approval of Executive Compensation (Proposal 2)

The Board of Directors is asking you to approve, on an advisory basis, the compensation of the Named Executive Officers, or NEOs, as disclosed in this proxy statement. We believe that our compensation policies and practices reflect the following objectives of our compensation program:

●	to attract, retain, and motivate talented executives;

●	to provide incentives for the attainment of short-term operating objectives and strategic long-term performance goals; and

●	to emphasize and award achievement of long-term objectives that are consistent with our strategic focus on growth, operations, brand development, and stockholder returns.

Ratification of the Appointment of the Independent Registered Public Accounting Firm (Proposal 3)

The Board of Directors is asking you to ratify the selection of Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm for the year ending December 31, 2017.

Approve the Amended and Restated 2013 Long-Term Incentive Plan (Proposal 4)

The Board of Directors is asking you to approve the amendment and restatement of the Columbia Property Trust, Inc. 2013 Long-Term Incentive Plan to increase the shares of our common stock available for issuance by 2,800,000 shares and to make certain other amendments to the existing plan.

For a full description of Proposal 4 and the proposed Amended and Restated 2013 Long-Term Incentive Plan, see “PROPOSAL 4 – Approve the Amended and Restated 2013 Long-Term Incentive Plan” herein.

Approve an Amendment to our Second Amended and Restated Articles of Incorporation (Proposal 5)

The Board of Directors is asking you to approve an amendment to our Second Amended and Restated Articles of Incorporation to clarify that stockholders have the right to amend the Company’s Bylaws.

For a full description of Proposal 5 and the proposed Charter Amendment, see “PROPOSAL 5 – Approve an Amendment to our Second Amended and Restated Articles of Incorporation” herein.

2016 Company Highlights

We had another significant year in 2016, including:

●	selling six properties in outlying markets for $660.5 million in 2016 and selling five additional properties for $539.5 million in January 2017, furthering our focus on key markets;

●	issuing $350 million aggregate principal amount of 3.650% senior unsecured notes due in August 15, 2026, at a price of $996.26 per $1000 in principal amount, which were used to redeem the $250 million of 5.875% unsecured notes approximately two years prior to maturity; and

●	leasing over 1.0 million square feet of space, including a 30-year, full building lease at our 222 East 41st Street Building.

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Best Practice Governance and Compensation Features that Align Pay and Performance

We believe that our compensation programs encourage executive decision-making that is aligned with the long-term interests of our stockholders by tying a meaningful portion of pay to Company performance over a multi-year period through awarding a meaningful portion of each executive’s compensation in the form of equity awards vesting over a multi-year period. Other compensation and governance practices that support these principles, each of which is described in more detail herein, include the following:

What We Do

✓	DO have a board comprised of a super-majority of independent directors. Nine of our ten directors currently serving are independent in accordance with New York Stock Exchange (“NYSE”) listing standards and our Corporate Governance Guidelines.

✓	DO have a separate Chairman and Chief Executive Officer.

✓	DO maintain a majority voting policy requiring that, in any uncontested election, as a condition to nomination, each director irrevocably agrees to offer to resign if the director receives a greater number of votes “withheld” than votes “for” such election.

✓	DO align pay and performance by linking a significant portion of total compensation to the achievement of a balanced mix of Company and individual performance criteria tied to operational and strategic objectives established at the beginning of the performance period by the Compensation Committee and the Board.

✓	DO deliver a substantial portion of the value of equity awards in performance shares. For 2016, 70% of the total payout opportunity for all executive officers was tied to our Company’s total stockholder return as measured against the MSCI US REIT Index and our peer group.

✓	DO maintain stock ownership guidelines for directors and executive officers

✓	DO maintain a clawback policy

✓	DO conduct annual assessments of compensation at risk

✓	DO have an Compensation Committee comprised solely of independent directors

✓	DO retain an independent compensation consultant that reports directly to the Compensation Committee and performs no other services for management

✓	DO cap incentive compensation. Incentive awards include minimum and maximum performance thresholds with funding that is based on actual results measured against the preapproved goals that are clearly defined.

What We Don’t Do

NO compensation or incentives that encourage risks reasonably likely to have a material adverse effect on the Company

NO tax gross ups for any executive officers

NO “single-trigger” change in control cash or equity payments

NO re-pricing or buyouts of underwater stock options

NO hedging or pledging transactions involving our securities

NO guaranteed cash incentive compensation or equity grants with executive officers

NO long-term employment contracts with executive officers

Alignment of Pay with Performance

A significant portion of the total compensation for our chief executive officer and chief financial officer as well as other named executive officers is performance based.

●	Under our 2016 short-term cash incentive compensation program (“2016 STIC”), 67% of the total payout opportunity for our chief executive officer and chief financial officer was tied to the achievement of financial metrics and primary business plan objectives established at the beginning of the year.

●	Under our 2016 long-term incentive plan (“2016 LTIP”), 70% of the total payout opportunity for all executive officers was tied to our Company’s total stockholder return (“TSR”) as measured against the MSCI US REIT Index and our peer group.

●	Our 2017 short-term cash incentive compensation program (“2017 STIC”) uses performance metrics that are expected to be more difficult to achieve than in previous years.

●	Our 2017 long-term incentive plan (“2017 LTIP”) has been restructured to eliminate all discretion by evaluating performance entirely based on total stockholder return, and to measure performance over a three-year period, instead of a one year period.

Since a substantial component of our executive officers’ compensation is tied to our financial performance and stock performance, management believes that our compensation program is aligned with the interests of our stockholders.

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A Significant Portion of Pay is Performance-Based and At Risk

Consistent with our executive compensation program, the majority of the total compensation during 2016 for our chief executive officer and other named executive officers was performance-based and at risk:

E. Nelson Mills Chief Executive Officer and President	All Other Named Executive Officers

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PROPOSAL 1 - ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of ten nominees to our Board of Directors. Those persons elected will serve as directors for a one year term until the 2018 annual meeting and until their successors are duly elected and qualified.

The Board of Directors has nominated the following persons for election as directors:

●	Carmen M. Bowser

●	Charles R. Brown

●	Richard W. Carpenter

●	John L. Dixon

●	David B. Henry

●	Murray J. McCabe

●	E. Nelson Mills

●	Michael S. Robb

●	George W. Sands

●	Thomas G. Wattles

Each of the nominees for director is a current member of our Board of Directors. Detailed information on each nominee is provided below under the heading, “Director Nominations and Current Nominees—Information Regarding Nominees.”

Recommendation

Your Board of Directors unanimously recommends a vote “FOR” all ten nominees for director.

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GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

Our Board of Directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have ten directors.

Term of Office

All of our directors have been nominated for election to serve one year terms that will expire at the 2018 annual meeting and until their successors are elected and qualified.

Communicating with the Board of Directors

Any stockholder or interested parties who wish to communicate directly with our Board of Directors, with our independent Chairman, or with our nonmanagement directors as a group may do so by writing to our Corporate Secretary at One Glenlake Parkway, Suite 1200, Atlanta, Georgia 30328.

We have established several means for stockholders to communicate concerns directly with the Board of Directors. If the concern relates to our financial statements, accounting practices, or internal controls, stockholders should submit the concern in writing to the Chairman of our Audit Committee in care of our Corporate Secretary at the address noted above. If the concern relates to our governance practices, business ethics, or corporate conduct, stockholders should submit the concern in writing to the Chairman of our Nominating and Corporate Governance Committee in care of our Corporate Secretary at the address noted above. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Corporate Secretary at the address noted above.

Please specify to whom your letter should be directed. Once the communication is received and reviewed by the Corporate Secretary, it will be promptly forwarded to the addressee. Advertisements, solicitations for business, requests for employment, requests for contributions, or other inappropriate material will not be forwarded to our directors.

Meetings of Directors and Attendance at the Annual Meeting

During 2016, the Board held seven meetings. All of the directors attended at least 98% of all of the meetings of the Board and the committees on which they served. We expect that all directors serving at the time of the Annual Meeting of Stockholders will attend the meeting in the absence of a compelling reason. At the annual meeting held in 2016, all of the directors then serving attended the meeting.

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DIRECTOR NOMINATIONS AND CURRENT NOMINEES

Information Regarding Nominees

Biographical information about the ten nominees for director and the experience, qualifications, attributes, and skills considered by our Nominating and Corporate Governance Committee and the Board of Directors in determining that the nominee should serve as a director appears below.

Name	Position(s)	Age	Year First Became a Director
E. Nelson Mills	President, Chief Executive Officer and Director	56	2007
John L. Dixon	Chairman of the Board and Director*	74	2008
Carmen M. Bowser	Director*	62	2016
Charles R. Brown	Director*	78	2003
Richard W. Carpenter	Director*	80	2003
David B. Henry	Director*	68	2016
Murray J. McCabe	Director*	49	2013
Michael S. Robb	Director*	69	2015
George W. Sands	Director*	71	2010
Thomas G. Wattles	Director*	65	2013

*Indicates status as an independent Director.

E. Nelson Mills was appointed our President in July 2010 and our Chief Executive Officer, or CEO, in February 2013 and has served as one of our directors since April 2007. Mr. Mills is responsible for the Company’s overall strategy, capital transactions, operations, and performance of its portfolio of investments. Since 2010, he has led the Company in the establishment of an internal management team, a substantial repositioning of the portfolio, enhanced and expanded access to more efficient capital resources, and the development and implementation of a comprehensive strategic plan and growth strategy for the future.

Among the most important factors that led to the Board of Directors’ recommendation that Mr. Mills serve as our director are Mr. Mills’ integrity, judgment, leadership, accounting and financial management expertise, commercial real estate expertise, familiarity with our Company, and public company director experience.

Mr. Mills has 30 years of experience in the real estate investment and financial services industries, including the following:

●	Prior to joining the Company in 2010, he served for five years (2005 to 2009) as the President and Chief Operating Officer of Williams Realty Advisors, LLC, the manager and advisor to a series of real estate investment funds serving both institutional and individual investors. In this role, he was responsible for the firm’s investment and financial strategy and oversaw the design, formation, investment, and operations of several substantial funds, across multiple asset classes.

●	Previously, Mr. Mills served as Chief Financial Officer with Lend Lease Real Estate Investments (US), Inc., one of the world’s largest institutional investment managers specializing in the acquisition and management of commercial real estate.

●	He began his career in the financial industry as a partner with KPMG LLP, specializing in tax and transaction advisory services for the real estate industry.

●	From February 2006 to February 2013, Mr. Mills served as a director of Wells Timberland REIT, Inc. (now CatchMark Timber Trust, Inc.), a real estate investment trust, investing in timberlands.

Mr. Mills received a B.S. degree in Business Administration from the University of Tennessee and an M.B.A. degree from the University of Georgia.

John L. Dixon is the nonexecutive Chairman of the Board, and is one of our independent directors. Mr. Dixon was appointed Chairman of the Board on December 31, 2012. Among the most important factors that led to the Board of Directors’ recommendation that Mr. Dixon serve as our Chairman of the Board are Mr. Dixon’s integrity, judgment, leadership, knowledge of the securities brokerage industry, management and prior director experience, familiarity with our Company, and independence from our management.

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Mr. Dixon has over 40 years of experience in the financial services industry and spent the majority of his professional career serving in various executive roles.

●	Mr. Dixon retired from full-time employment in June 2008, following an interim position with LPL Financial that he assumed upon his retirement from Pacific Life in June 2007 to assist in the transition of Pacific Life firms acquired by LPL Financial.

●	During his 23-year tenure with Pacific Life, Mr. Dixon has served in various executive roles for broker-dealer companies controlled or wholly owned by Pacific Life, including President and Director of Pacific Select Group, LLC, at the time of his retirement and, earlier, Chairman and Chief Executive Officer of Mutual Service Corporation; Director of Waterstone Financial Group; Director of United Planners Financial Services; Director of Associated Financial Group, Inc.; and Manager of M.L. Stern & Co. LLC. Mr. Dixon’s affiliation with Pacific Life began in 1984 as Vice President, Financial Planning with Lowry Financial Service Corporation, which became a wholly owned subsidiary of Pacific Life.

●	During his financial services career, Mr. Dixon participated in leadership capacities with several national service and not-for-profit organizations. He served for six years as an Adjunct Faculty Member of the College for Financial Planning and for seven years on the Board of Directors of the International Association for Financial Planning, a national membership association. From 1986 to 2004, Mr. Dixon served as a Trustee of the National Endowment for Financial Education, where he was a member of the Investment Committee and the Executive Committee and served as Chairman of the Board of Trustees. He was a founding director of the Financial Planning Association and previously served two terms as a director with the Institute of Certified Financial Planners, from 1976 to 1977 and from 2001 to 2003.

●	Mr. Dixon also served in various volunteer capacities with financial industry regulators, including a three-year term on the District 7 Business Conduct Committee of the Financial Industry Regulatory Authority (FINRA), formerly known as the National Association of Securities Dealers. He also served several years each on FINRA’s Investment Company, Insurance-Affiliated Broker Dealer, and Membership Committees. Mr. Dixon also served on the Industry/Regulatory Council on Continuing Education for four years, including serving on its Executive Committee for two years and as Chairman of the Council for one year. Mr. Dixon is an active member of the National Association of Corporate Directors (NACD) and is qualified as a NACD Board Leadership Fellow.

Mr. Dixon received a four-year Certificate of Christian Education from Prairie Bible Institute in Alberta, Canada. He is a graduate of The American College where he earned M.S. degrees in Financial Services and Management. He also met the qualifications for the Certified Financial Planner (CFP), Chartered Financial Consultant (ChFC), and Chartered Life Underwriter (CLU) professional designations.

Carmen M. Bowser was first appointed to our Board in 2016 and is one of our independent directors. Among the most important factors the led to the Board of Directors’ recommendation that Ms. Bowser serve as our director are Ms. Bowser’s integrity, judgment, leadership skills, extensive knowledge of the commercial real estate industry, extensive asset management expertise, and independence from our management.

Ms. Bowser has been active for over 30 years in the commercial real estate industry, with experience across a wide range of investment products, property types and geographies.

●	She is currently the Managing Member of Eastpointe Consultants, LLC, a commercial real estate advisory firm.

●	She retired in 2015 as a Managing Vice President at Capital One Bank, where she was responsible for the commercial real estate underwriting and asset management teams and participated in the development of credit policies and operational controls to meet regulatory and other governance requirements.

●	Prior to joining Capital One in 2008, Ms. Bowser was a principal in the Prudential Mortgage Capital Group, originating portfolio, agency and CMBS transactions for the National Accounts team.

●	From 1995 to 2004, she held senior positions at TIAA-CREF, investing in debt, real estate private equity funds, equity joint ventures and property acquisitions on behalf of the company.

●	In 1994 and 1995, Ms. Bowser was a Regional Director for Arbor National Commercial Mortgage, in charge of the firm’s multifamily CMBS originations for the west coast.

●	From 1978 through 1994, she held various positions in the bond, corporate finance, oil and gas and commercial mortgage areas at Prudential.

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●	Ms. Bowser serves on the Board of Directors of 42nd Street Development Corporation, a non-profit organization. She is a member of the Urban Land Institute, the Real Estate Lenders Association and WX, Inc. She was previously chair of the Finance Committee of the Real Estate Board of New York.

Ms. Bowser holds a B.A. in Classical Languages from William Smith College and an M.B.A. in Finance from the Rutgers School of Management.

Charles R. Brown is one of our independent directors. Among the most important factors that led to the Board of Directors’ recommendation that Mr. Brown serve as our director are Mr. Brown’s integrity, judgment, leadership skills, extensive commercial real estate expertise, familiarity with our Company, previous director experience, and independence from management.

Mr. Brown has been involved in real estate activities for over 40 years.

●	Mr. Brown is Chairman of CRB Realty Associates, a private real estate consulting firm. He was involved in the planning and development of Atlantic Station, a redevelopment project of the former steel mill of Atlantic Steel in Atlanta, Georgia.

●	He previously served as president and vice chairman of Atlantic Station, LLC from 1997 to 2003. He also has represented one of the partnerships developing an office building constituting part of the Atlantic Station project.

●	From 1976 to 1997, Mr. Brown was President of Technology Park/Atlanta, Inc., where he was instrumental in developing Technology Park/Atlanta, a 600-acre office park north of Atlanta in Peachtree Corners that was selected for the Governor’s Award for its contribution to community economic development. During this time, Mr. Brown also developed John’s Creek, an 1,800-acre mixed-use development north of Atlanta, and Lenox Park, a 125-acre mixed-use property in Atlanta.

●	From 1971 to 1976, he served as Director of Marketing and Project Manager for Atlanta Center, one of the South’s largest multi-use complexes. Atlanta Center is a two-million square-foot project in the central business district of Atlanta and includes a Hilton Hotel, a bank, and office and retail establishments.

●	Mr. Brown is a past President of the Georgia Tech Foundation, past Chairman of the Gwinnett County Chamber of Commerce and the Georgia Chamber of Commerce, and past Vice Chairman of the Georgia Governor’s Development Council. He also served on the Board of Directors of the Georgia Department of Technical and Adult Education.

Mr. Brown is a graduate of the Georgia Institute of Technology, where he received a B.S. degree in Building Construction from the College of Architecture.

Richard W. Carpenter is one of our independent directors. Among the most important factors that led to the Board of Directors’ recommendation that Mr. Carpenter serve as our director are Mr. Carpenter’s integrity, judgment, leadership skills, extensive banking expertise, extensive commercial real estate expertise, public company director experience, familiarity with our Company, and independence from management.

Mr. Carpenter’s breadth of experience across a number of industries includes current and former service in the following positions:

●	Mr. Carpenter is currently a Managing Partner of Carpenter Properties, L.P., a real estate limited partnership, and Chairman of the Board and a member of the Executive Committee and Audit Committee of MidCountry Financial Corp.

●	He retired as President and director of Commonwealth Oil Refining Company, Inc. and Realmark Holdings in 2001.

●	Mr. Carpenter served as General Vice President of Real Estate Finance of The Citizens and Southern National Bank from 1975 to 1979, during which time his duties included the establishment and supervision of the United Kingdom Pension Fund, U.K.-American Properties, Inc., which was established primarily for investment in commercial real estate within the United States.

●	Mr. Carpenter formerly served as Vice Chairman of the Board of Directors of both First Liberty Financial Corp. and Liberty Savings Bank, F.S.B., and as Chairman of the Audit Committee of First Liberty Financial Corp.

●	He has been a member of the National Association of Real Estate Investment Trusts and formerly served as President and Chairman of the Board of Southmark Properties, an Atlanta-based REIT that invested in commercial properties.

●	Mr. Carpenter is a past Chairman of the Executive Committee of the American Bankers Association Housing and Real Estate Finance Division.

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Mr. Carpenter holds a B.S. degree from Florida State University, where he was named the outstanding alumnus of the School of Business in 1973.

David B. Henry was first appointed to our Board in 2016 and is one of our independent directors. Among the most important factors the led to the Board of Directors’ recommendation that Mr. Henry serve as our director are Mr. Henry’s integrity, judgment, leadership, extensive knowledge of the commercial real estate industry, extensive investment management expertise, corporate and industry organization director experience, and independence from our management.

Mr. Henry is a 43-year veteran of the commercial real estate industry and has spent the majority of his career in executive leadership roles.

●	Mr. Henry served as vice chairman of the Board of Directors and chief executive officer of Kimco Realty Corporation (“Kimco”), the nation’s largest owner of neighborhood and community shopping centers until his retirement effective January 1, 2016. Mr. Henry joined Kimco in April 2001 as vice chairman and chief investment officer, served as its president from December 2008 through August 2014, and served as CEO from December 2009 through December 2015.

●	Prior to his career at Kimco, Mr. Henry spent 23 years with G.E. Capital Real Estate, the last five years of which he served as senior vice president and chief investment officer. He also served as chairman of G.E. Capital Investment Advisors.

●	Mr. Henry currently serves as lead director for HCP, Inc., a real estate investment trust, investing primarily in real estate serving the healthcare industry in the United States; VEREIT, Inc., a real estate investment trust primarily focused on single-tenant, freestanding, commercial real estate properties; and Tanger Factory Outlet Centers, Inc., a real estate investment trust that owns and operates upscale outlet shopping centers throughout the United States and Canada. He is also a director of Fairfield County Bank, a private Connecticut mutual savings bank, and a member of the Real Estate Roundtable.

●	Mr. Henry is a former trustee and served as the 2012 chairman, of the International Council of Shopping Centers, and also served as the 2015 vice-chairman of the National Association of Real Estate Investment Trusts. Mr. Henry also serves on the real estate advisory boards of New York University, Baruch College, and Alto Real Estate Funds. Mr. Henry is also a director and co-founder of Peaceable Street Capital, a private specialty finance company.

Mr. Henry received a B.S. in Business Administration from Bucknell University and a M.B.A. from the University of Miami (FL).

Murray J. McCabe is one of our independent directors. Among the most important factors that led to the Board of Directors’ recommendation that Mr. McCabe serve as our director are Mr. McCabe’s integrity, judgment, leadership, knowledge of real estate companies and capital markets, public company director experience, and independence from our management.

Mr. McCabe’s industry experience includes:

●	Current Managing Partner at Blum Capital Partners, L.P. and Montgomery Street Partners, L.P., both investment firms, where he serves as a member of the Management Committee. His responsibilities include overseeing and managing real estate-related investment initiatives, focusing on opportunistic equity investments.

●	Prior to joining Blum Capital and Montgomery Street Partners, Mr. McCabe worked at JPMorgan Chase & Co. from 1992 through August 2012. During his 20-year tenure at JPMorgan, Mr. McCabe held several positions in the Investment Banking Division, including Managing Director and Global Head of Real Estate and Lodging Investment Banking. In addition, Mr. McCabe served as a member of JPMorgan’s Mergers and Acquisitions Fairness Opinion Committee from 2001 to 2002, the Investment Banking Coverage Management Committee from 2010 through his departure in August 2012, and on the board of JPMorgan Real Estate Advisors during the same period.

●	Mr. McCabe is a member of the advisory board for the Fisher Center for Real Estate and Urban Economics at the University of California at Berkeley and is also an executive council member of the Real Estate Finance and Investment Center and serves on the REIT Investment Funds advisory board for the McCombs School of Business at the University of Texas, Austin. He has served as a director of RREEF Property Trust, Inc. since November 2012. He is also a director of Sunstone Hotel Investors, Inc. and RREEF America REIT II Inc.

Mr. McCabe holds a B.A. in Finance from the University of Texas at Austin.

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Michael S. Robb is one of our independent directors. Among the most important factors the led to the Board of Directors’ recommendation that Mr. Robb serve as our director are Mr. Robb’s integrity, judgment, leadership, knowledge of the commercial real estate industry, extensive banking expertise, corporate and industry organization director experience, and independence from our management.

Mr. Robb is a 40-year veteran of the commercial real estate industry, with the majority of his career spent in executive leadership roles.

●	Mr. Robb retired in 2012 as Executive Vice President of the Real Estate Division of Pacific Life Insurance Company, a division he led for 27 of his total 37 years with the company. He also was a member of Pacific Life’s Management Investment Committee and Corporate Management Committee. Pacific Life’s Real Estate Division invests in all aspects of real estate, including commercial mortgage loans, CMBS and unsecured REIT debt, direct real estate investments, joint ventures, and real estate funds, and provides loan and asset management servicing for outside clients. At Mr. Robb’s retirement, Pacific Life’s real estate portfolio was valued at over $28 billion.

●	Mr. Robb served as Interim Executive Director for The Center for Real Estate at The Paul Merage School of Business at University of California, Irvine during the 2014-15 academic year and currently serves as a Senior Special Consultant.

●	He is a board member of Morguard Corporation, a Canadian public real estate company, for which he serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee.

●	He also is a member of the Policy Advisory Board at the Fisher Center for Real Estate and Urban Economics at the University of California at Berkeley and previously served on the Policy Advisory Board Executive Committee at the Burnham-Moores Center for Real Estate at the University of San Diego, and as a board member at the James A. Graaskamp Center for Real Estate at the University of Wisconsin-Madison.

●	Mr. Robb is a founding member of the Chartered Realty Investor Society and the Commercial Mortgage Securities Association (CMSA) and was the 1999 recipient of the prestigious CMSA Founders Award. He is a director on the Life Mortgage and Real Estate Officers Council, a senior member of the National Association of Review Appraisers and Mortgage Underwriters,

and a long-time member of the Mortgage Bankers Association, the International Council of Shopping Centers, the Commercial Mortgage Securities Association, and the Urban Land Institute.

Mr. Robb received a B.S. degree in Business Administration from The Ohio State University and served two years in the U.S. Army, where he received the Bronze Star with a “V” (for valor) as a lieutenant in Vietnam. He holds the professional designations of Certified Real Estate Financier (CRF) and Certified Review Appraiser (CRA).

George W. Sands is one of our independent directors. Among the most important factors that led to the Board of Directors’ recommendation that Mr. Sands serve as our director are Mr. Sands’ integrity, judgment, leadership, significant knowledge of public accounting, audit and financial management experience, and independence from management.

●	Mr. Sands retired in 2006 after a 36-year career with KPMG LLP and its predecessor firms, Peat Marwick Mitchell and Peat Marwick Main.

●	Upon his retirement, Mr. Sands was the Southeast Area Managing Partner for KPMG’s Audit and Advisory Practice, a position he had held since 1998. He served in several other key positions with KPMG during his career, including as Southeast Area Managing Partner of Manufacturing, Retailing and Distribution; Atlanta Office Managing Partner; and Securities and Exchange Reviewing Partner. He was a member of KPMG’s National Audit Leadership Team and a Trustee on the KPMG Foundation Board of Directors. Mr. Sands served as the audit engagement partner or client service partner for a wide variety of clients, including multinational companies such as The Home Depot, AGCO Corporation, Mohawk Industries, Mirant Corporation, and John Portman & Associates. Prior to joining KPMG LLP in 1970, Mr. Sands served as an officer in the United States Army, including a tour of duty in the Republic of South Vietnam.

●	Mr. Sands currently serves on the Advisory Board of The Atlanta Alliance on Developmental Disabilities. From April 2010 until March 2013, he served as a director of Wells Timberland REIT, Inc. (now CatchMark Timber Trust, Inc.), a real estate investment trust, investing in timberlands. Other past board involvement includes the Boards of Directors of The Atlanta Convention and Visitors Bureau, the Metro Atlanta Chamber of Commerce, and the Georgia Chamber of Commerce. He also has been a member of the School of Accounting Advisory Council at the University of Georgia.

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Mr. Sands received a B.B.A. degree from the University of Georgia. He is a retired Certified Public Accountant in the State of Georgia.

Thomas G. Wattles is one of our independent directors. Among the most important factors that led to the Board of Directors’ recommendation that Mr. Wattles serve as our director are Mr. Wattles’ integrity, judgment, leadership, knowledge of the commercial real estate industry, public company management and director experience, and independence from our management.

Mr. Wattles has substantial experience in the real estate industry and with real estate investment trusts.

●	Mr. Wattles is Chairman Emeritus and a co-founder of DCT Industrial Trust Inc., an industrial property real estate investment trust. Mr. Wattles served as its Executive Chairman between 2003 and 2016. Mr. Wattles also served as Chief Investment Officer of DCT Industrial Trust from 2003 to 2005.

●	Mr. Wattles was a principal of both Black Creek Group, LLC and Dividend Capital Group, LLC, each a real estate investment management firm, from 2003 until 2008. He served as Chief Investment Officer of Security Capital Group from 1997 to 2002. Mr. Wattles was Managing Director, then Co-Chairman and Chief Investment Officer of Prologis, Inc. from 1992 to 1997. Mr. Wattles has previously served as a director of Prologis, Inc., Interpark Holdings Incorporated and Security Capital European Realty.

●	Mr. Wattles has also served as a director of Regency Centers Corporation, a real estate investment trust focused on grocery-anchored retail centers, since 2001 and chairs its investment committee and also is a member of its audit committee.

Mr. Wattles holds both a Bachelor’s and an M.B.A. degree from Stanford University.

Board Nominations

Board Membership Criteria

The Nominating and Corporate Governance Committee periodically reviews with the Board of Directors the appropriate experience, skills, and characteristics required of Board members in the context of the then-current membership of the Board. This assessment includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment, and skills such as an understanding of the real estate industry, risk management, or accounting or financial management expertise. No one person is likely to possess deep experience in all of these areas. Therefore, the Board of Directors and the Nominating and Corporate Governance

Committee have sought a diverse Board of Directors whose members collectively possess these skills and experiences.

Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend Board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent Directors nominated by the Board shall be individuals who possess a reputation and hold (or have held) positions or affiliations befitting a director of a large publicly-held company and are (or have been) actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional, or academic community.

As detailed in the director biographies, the Board of Directors and the Nominating and Corporate Governance Committee believe that the slate of directors recommended for election at the annual meeting possess these diverse skills and experiences.

Selection of Directors

The Board of Directors is responsible for selecting its own nominees and recommending them for election by the stockholders. The Board delegates the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer. The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of the Board. It then recommends director nominees who are voted on by the full Board of Directors. All director nominees then stand for election by the stockholders annually.

In recommending director nominees to the Board of Directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors, industry contacts, and management. The Nominating and Corporate Governance Committee may engage the services of a search firm to assist in identifying potential director nominees.

The Nominating and Corporate Governance Committee will consider recommendations made by stockholders for director candidates who meet the established director criteria set forth above. In evaluating the persons recommended as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant.

Stockholders may directly nominate potential directors (without the recommendation of the Committee) by satisfying the procedural requirements for such nomination as provided in our Bylaws. See “Other Information for Stockholders—Stockholder Proposals “ for more information.

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CORPORATE GOVERNANCE

Committees of the Board of Directors

Our Board has the following committees: Audit Committee, Compensation Committee, Executive Committee, Nominating and Corporate Governance Committee, and Investment Committee. The membership of each of our committees is set forth in the table below.

		Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee	Investment Committee
Independent	John L. Dixon			C	C
Directors	Carmen M. Bowser	●		●
	Charles R. Brown	●				●
	Richard W. Carpenter		●		●	C
	David B. Henry		●	●
	Murray J. McCabe		C			●
	Michael S. Robb		●			●
	George W. Sands	C		●
	Thomas G. Wattles	●				●
Executive	E. Nelson Mills				●
(Non-Independent)
Directors

C - Chair
● - Member

The charters of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, as well as our Corporate Governance Guidelines, may be accessed on our website at www.columbia.reit by clicking on the Investor Relations link, followed by the Corporate Governance link. These documents are available in print upon request from our Corporate Secretary.

We have a commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics applies to our employees, officers, and directors. A copy of our Code of Business Conduct and Ethics may be accessed on our website at www.columbia.reit by clicking on the Investor Relations link, followed by the Corporate Governance link. It is also available in print upon request from our Corporate Secretary.

The Audit Committee

The members of the Audit Committee are George W. Sands (Chairman), Carmen M. Bowser, Charles R. Brown, and Thomas G. Wattles. All of the members of the Audit Committee are “independent” as defined by the NYSE. The Board of Directors has determined that each of the members are financially literate and that Mr. Sands and Mr. Wattles satisfy the requirements of the Securities and

Exchange Commission (“SEC”) for an audit committee financial expert. The Audit Committee held five meetings during 2016.

The Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided to our stockholders and others, and on our compliance with legal and regulatory requirements. The Audit Committee’s responsibilities also include:

●	reviewing the qualifications, independence, and performance, and approving the terms of engagement, of the independent auditor;

●	overseeing the internal audit function and preparing any reports required of the Audit Committee under the rules of the SEC; and

●	overseeing our compliance with applicable laws and regulations and for establishing procedures for the ethical conduct of our business.

The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our Board of Directors, which was most recently amended in May 2016.

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The Compensation Committee

The members of our Compensation Committee are Murray J. McCabe (Chairman), Richard W. Carpenter, David B. Henry, and Michael S. Robb. All of the members of the Compensation Committee are “independent” as defined by the NYSE. The Compensation Committee held six meetings during 2016.

The Compensation Committee has the responsibility and authority to supervise and review our affairs as they relate to the compensation and benefits of our executive officers and directors. In carrying out these responsibilities, the Compensation Committee reviews all components of executive officer and director compensation for consistency with our compensation philosophy, as in effect from time to time, and for alignment with the interests of our stockholders.

The primary responsibilities of our Compensation Committee are to:

●	review and approve corporate goals and objectives relevant to compensation of the chief executive officer;

●	conduct an annual review and evaluation of the performance of the chief executive officer in light of those goals and objectives; and

●	determine the compensation level of the chief executive officer based on such evaluation.

●	The Compensation Committee also reviews and approves corporate goals and objectives and approves all compensation for the other executive officers, and approves grants of equity awards to all executive officers and directors under the Company’s equity compensation plans. In addition, the Compensation Committee will review the compensation and benefits of the members of the Board of Directors annually and, when it deems appropriate, recommend to the Board of Directors changes in such compensation and benefits. The Compensation Committee also produces an annual report on executive compensation for inclusion in our proxy statement after reviewing our compensation discussion and analysis.

The Compensation Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Compensation Committee Charter adopted by our Board of Directors, which was most recently amended in May 2015.

Compensation Committee Interlocks and Insider Participation

During 2016,

●	none of our executive officers was a director of another entity where one of that entity’s executive officers served on the Compensation Committee;

●	no member of the Compensation Committee was during the year or formerly an officer or employee of the Company or any of its subsidiaries;

●	no member of the Compensation Committee entered into any transaction with our Company in which the amount involved exceeded $120,000;

●	none of our executive officers served on the compensation committee of any entity where one of that entity’s executive officers served on the Compensation Committee; and

●	none of our executive officers served on the compensation committee of another entity where one of that entity’s executive officers served as a director on our Board of Directors.

The Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are John L. Dixon (Chairman), Carmen M. Bowser, David B. Henry, and George W. Sands. All members of the Nominating and Corporate Governance Committee are “independent” as defined by the NYSE. The Nominating and Corporate Governance Committee held four meetings during 2016.

The primary responsibilities of the Nominating and Corporate Governance Committee include:

●	identifying individuals qualified to serve on the Board of Directors, consistent with criteria approved by the Board of Directors;

●	selecting, or recommending that the Board of Directors select, a slate of director nominees for election by the stockholders at the annual meeting;

●	developing and recommending to the Board of Directors a set of corporate governance policies and principles and periodically reevaluating such policies and guidelines for the purpose of suggesting amendments to them if appropriate;

●	overseeing an annual evaluation of the Board of Directors and each of its committees; and

●	making recommendations to the Board of Directors as to the appointment of chairpersons and member of Board committees.

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The Nominating and Corporate Governance Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Nominating and Corporate Governance Committee Charter adopted by our Board of Directors, which was most recently amended in August 2014.

The Executive Committee

The members of the Executive Committee are John L. Dixon (Chairman), Richard W. Carpenter, and E. Nelson Mills. The Executive Committee did not meet in 2016.

We have not adopted a formal charter for the Executive Committee. In the future our Board of Directors may delegate specific responsibilities to the Executive Committee or authorize the Executive Committee to take certain actions on behalf of the Board when Board approval is needed between regularly scheduled meetings. We also expect management to discuss certain proposed matters with the Executive Committee to determine whether the matter would be appropriate to take before the full Board of Directors.

The Investment Committee

The members of the Investment Committee are Richard W. Carpenter (Chairman), Charles R. Brown, Murray J. McCabe, Michael S. Robb, and Thomas G. Wattles. The Investment Committee held ten meetings in 2016.

The primary responsibilities of the Investment Committee include:

●	evaluating and overseeing strategic planning and investment activities, including the approval of certain acquisitions, dispositions and investments;

●	reviewing and making recommendations to the full board with respect to long- and short-term financing matters;

●	reviewing the Company’s financial strategy, including approving the incurrence of significant indebtedness; and

●	approving unbudgeted capital expenditures exceeding certain thresholds.

Director Independence

Our Corporate Governance Guidelines and listing standards of the NYSE require us to have a majority of independent directors. NYSE listing standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with us either directly or as a partner, stockholder, or officer of an organization that has a relationship with us. In February 2017, the Board of Directors reviewed and analyzed the independence of each director. During this review, the Board of Directors examined whether there were any transactions or relationships between directors or their affiliates or immediate family members and the Company and the substance of any such transactions or relationships. The Board of Directors also considered the enhanced independence requirements of the NYSE listing standards applicable to members of the Compensation Committee and the enhanced independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to members of the Audit Committee.

As a result of this review, the Board of Directors affirmatively determined that nine of our ten directors currently serving are independent in accordance with NYSE listing standards and our Corporate Governance Guidelines: Carmen M. Bowser, Charles R. Brown, Richard W. Carpenter, John L. Dixon, David B. Henry, Murray J. McCabe, Michael S. Robb, George W. Sands, and Thomas G. Wattles. Nelson Mills is not considered independent because he is an executive officer of the Company.

The Board of Directors further determined that all members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent. All members of the Investment Committee are also independent.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the Board has the responsibility to fill the leadership positions of the Chairman of the Board and President as it deems best for the Company, and that the role of Chairman and that of President should be separate. Our Corporate Governance Guidelines also provide that the Chairman shall be an independent director. Therefore, the positions of Chairman of the Board and President and Chief Executive Officer are held by separate persons.

Our Board has selected Mr. Dixon, an independent director, as Chairman of the Board. Mr. Dixon has served as Chairman of the Board of Directors since December 31, 2012. Prior to his appointment as Chairman of the Board, Mr. Dixon served as an independent director since 2008. Our President and Chief Executive Officer is Mr. Mills.

The Board believes that the current structure of separating the roles of Chairman and Chief Executive Officer is appropriate and effective for our Company. The Board believes that there are advantages to having an independent Chairman of the Board, including:

●	communications and relations between the Board, the president and chief executive officer, and other senior leadership;

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●	assisting the Board in reaching consensus on particular strategies and policies; and

●	facilitating robust evaluation processes for senior leadership, the Board, and the chief executive officer.

The Board also believes that the current leadership structure helps to ensure that the appropriate level of oversight, independence, and responsibility is applied to all Board decisions, including risk oversight.

The duties of the independent Chairman of the Board include:

●	chairing meetings of the Board and executive sessions of the independent directors;

●	facilitating discussion outside Board meetings among the independent directors on key issues and concerns;

●	serving as nonexecutive conduit to the chief executive officer of views, concerns, and issues of the directors;

●	interacting with external stakeholders, outside advisors, and employees at the discretion of the Board; and

●	supporting proper flow of information to the Board to ensure the opportunity for effective preparation and discussion of business under consideration.

The Chairman also serves as an information resource for the independent directors and as a liaison between directors, committee chairs, and management.

Executive Sessions of Independent Directors

Our independent directors hold executive sessions without management present as frequently as they deem appropriate, typically at the time of each regular board meeting. The independent Chairman of the Board chairs the executive sessions and, after each session, acts as a liaison between the independent directors and the Chief Executive Officer.

Assessing Board, Committee, and Director Performance

Our Corporate Governance Guidelines require the Board annually to evaluate its own performance. The Nominating and Corporate Governance Committee is responsible for overseeing the annual self-assessment process on behalf of the Board. In addition, each of the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees requires an annual performance evaluation. The assessment considers, among other things, the Board or Committee’s contribution as a whole and areas in which the Board or Committee and/or management believes a better contribution is possible. Furthermore, in 2016, each director participated in a peer performance review. The purpose of these performance reviews is to assess and, where possible, increase the effectiveness of the Board, its Committees, and its members.

Risk Oversight

We are exposed to a wide variety of risks in our business activities, including market, strategic, operational, financial, legal, competitive, and regulatory risks. Our Board of Directors is responsible for oversight of risks facing our Company, while our management is responsible for day-to-day management of risk. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board receives updates in the ordinary course from management and outside advisors regarding risks we face, including litigation and various operating risks, and risk is a regular agenda item at Board meetings. The risk oversight function is also administered through the standing committees of our Board of Directors, which oversee risks inherent in their respective areas of responsibility, reporting to our Board regularly, and involving our Board as necessary. Our Board committees oversee certain aspects of risk management as follows:

●	The Audit Committee assists the Board in the oversight of our risk management process. Periodically throughout the year, management reports to the Audit Committee regarding risk management. The nature and content of those reports are responsive to the requests of the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor our major financial risk exposures and any significant non-financial risk exposures, and related policies and practices to assess and control such exposures, including our risk assessment and risk management policies. The Audit Committee also reviews the role of the Board in the oversight of our Company’s risks. At least once annually, a formal enterprise risk management report is presented by management to the full Board of Directors.

●	The Compensation Committee is responsible for overseeing our overall compensation practices, policies, and programs and assessing the risks associated with such practices, policies, and programs, including risks related to the executive officer compensation programs such as those that are attendant to incentive-driven compensation plans.

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●	The Nominating and Corporate Governance Committee is responsible for overseeing risks related to the composition and structure of the Board of Directors and its committees and our corporate governance, including evaluating and considering evolving corporate governance best practices.

●	The Investment Committee assists the Board in the oversight of our portfolio, including risks related to the incurrence of debt, market concentration, asset selection, dispositions, and tenant diversification.

The Board and its relevant committees review with management the risk management practices for which they have oversight responsibility. Further, we believe that our current leadership structure, including that of having an independent chairman, enhances the Board’s ability to oversee risk.

Majority Voting Policy

The Board has adopted a majority voting policy that is set forth in our Corporate Governance Guidelines. In order to enhance the power of our stockholders to influence the composition of the Board, as a condition to nomination, each director irrevocably agrees to offer to resign if at a meeting of the stockholders relating to an uncontested election for a director’s seat on the Board at which a quorum is present, the director receives a greater number of votes “withheld” than votes “for” such election. The Board shall not nominate or elect any candidate for a seat on the Board unless such candidate agrees to offer to resign as provided in the Guidelines.

When a director offers to resign in accordance with the agreement, the Nominating and Corporate Governance Committee shall consider the offer of resignation and shall act on the offer within 90 days following certification of the stockholder vote. Any member of the Nominating and Corporate Governance Committee who offers to resign shall not participate in any Nominating and Corporate Governance Committee action regarding whether to accept his or her offer of resignation. Furthermore, a director who offers to resign shall not participate in any Nominating and Corporate Governance Committee action regarding whether to accept any other director’s resignation unless the number of participating directors would be two or fewer, in which case such director may participate in Nominating and Corporate Governance Committee action relating to resignations other than his or her own.

If the Nominating and Corporate Governance Committee rejects an offer of resignation or fails to act within the required 90-day period, it shall promptly disclose the reasons for rejecting the offer of resignation or failing to act on the offer in a Form 8-K. If the Nominating and Corporate Governance Committee accepts a director’s offer of resignation, the resignation is effective upon acceptance. An offer of resignation shall expire as to the Nominating and Corporate Governance Committee’s ability to accept it upon the earlier of (i) the Nominating and Corporate Governance Committee’s rejection of such offer or (ii) on the 91st day following the certification of the relevant stockholder vote.

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EXECUTIVE OFFICERS

We currently have four executive officers.

Name	Position(s)	Age
E. Nelson Mills	President, Chief Executive Officer and Director	56
James A. Fleming	Executive Vice President & Chief Financial Officer	58
Wendy W. Gill	Senior Vice President - Corporate Operations and Chief Accounting Officer	42
Kevin A. Hoover	Senior Vice President - Portfolio Management	52

For biographical information about E. Nelson Mills, see “Director Nominations and Current Nominees — Information Regarding Nominees” above.

James A. Fleming is our Executive Vice President and Chief Financial Officer. He joined the Company in August 2013. Mr. Fleming oversees the finance, treasury, investor relations, and financial reporting divisions of the Company. He is responsible for managing debt capital market activities; maintaining relationships with investors, analysts, rating agencies and financial institutions; and contributing to the Company’s operations and strategy. Mr. Fleming has over 30 years of experience in commercial real estate. Prior to joining the Company in 2013, he served from January 2011 until 2013 as Executive Vice President and Chief Financial Officer for Schottenstein Property Group, a national shopping center owner-operator. From 2004 to 2010, Mr. Fleming served as Executive Vice President and Chief Financial Officer for Cousins Properties, Inc., a real estate investment trust. Earlier at Cousins, he held the roles of Senior Vice President, General Counsel, and Secretary. Prior to joining Cousins, Mr. Fleming was a partner in the Atlanta law firm of Fleming & Ray and, before that, a managing partner at Long, Aldridge & Norman (now Denton’s). Mr. Fleming’s practice at both firms focused on the real estate industry.

Through December 2016, Mr. Fleming served on the Board of Directors of Carmike Cinemas, Inc., a publicly-traded company and one of the nation’s largest motion picture exhibitors, where he was a member of the Executive Committee and the Compensation and Nominating Committee, and had previously served on the Audit Committee. Carmike Cinemas, Inc. was acquired by AMC Entertainment Holdings, Inc. in December 2016.

Mr. Fleming earned a B.E.E. degree from Auburn University and a J.D. degree from the University of Virginia.

Wendy W. Gill is our Senior Vice President - Corporate Operations and Chief Accounting Officer. Ms. Gill provides oversight for corporate operations, accounting and financial reporting. Ms. Gill oversees the accounting functions at the corporate and individual property levels, as well as reporting to the SEC and the Board of Directors. She also oversees the Company’s human resources, information technology, and communications functions and serves as Treasurer and Principal Accounting Officer. In addition, during early 2013, Ms. Gill served as our interim Principal Financial Officer.

Ms. Gill has 19 years of experience in the accounting and finance industries. Previously, Ms. Gill served with Wells Real Estate Funds for 11 years in progressive roles until her appointment as Chief Accounting Officer in 2007. Prior to joining Wells Real Estate Funds, she served with Arthur Andersen in the firm’s Atlanta, Georgia, and Washington, D.C., offices, working with various publicly-traded and privately-held companies, with a focus on the real estate and hospitality services industries.

Ms. Gill earned a B.S. degree in Accounting from the University of Delaware. She holds the Certified Public Accountant designation from the Maryland State Board of Public Accountancy and is a member of the Georgia Society of Certified Public Accountants.

Kevin A. Hoover is our Senior Vice President - Portfolio Management. Mr. Hoover oversees the implementation of the Company’s real estate investment strategy through its acquisition, finance, and disposition activities and also oversees the Company’s real estate operations. Mr. Hoover has been serving the Company since 2004. Prior to his current role, he was Senior Vice President – Real Estate Transactions for the Company.

Mr. Hoover has more than 25 years of broad-based commercial real estate experience, including portfolio and investment management, marketing, investment analysis and underwriting, and valuation. Previously, he served as the co-head of the Asset Management team for Wells Real Estate Funds and as Portfolio Manager for various Wells Real Estate Funds-sponsored products. He also served as a Principal of Equity Portfolio Management for Lend Lease Real Estate Investments and as a Manager of Real Estate Valuation/Advisor Services Practice for Price Waterhouse.

Mr. Hoover is a member of the Appraisal Institute, the Certified Commercial Investment Member Institute, the National Association of Office and Industrial Properties, and the Urban Land Institute.

Mr. Hoover earned a B.B.A. degree in Real Estate from the University of Georgia.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of February 21, 2017, the amount of our common stock and stock options to purchase shares of our common stock (as indicated below) beneficially owned by our directors, our Named Executive Officers and all of our directors and executive officers as a group, and persons that beneficially owned more than 5% of the shares of common stock as of February 21, 2017. Unless otherwise indicated in the footnotes, all of such interests are owned directly and the indicated person or entity has sole voting and dispositive power. None of our executive officers or directors holds any of our stock subject to pledge.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage
Carmen M. Bowser	4,256	*
Charles R. Brown(2)	9,976	*
Richard W. Carpenter(2)	13,950	*
John L. Dixon	26,075	*
James A. Fleming(3)	100,152	*
Wendy W. Gill(3)	38,550	*
David B. Henry	4,256	*
Kevin A. Hoover(3)	45,926	*
Murray J. McCabe	13,158	*
E. Nelson Mills(3)(4)	280,692	*
Michael S. Robb	6,641	*
George W. Sands	9,450	*
Thomas G. Wattles	12,868	*
All directors and executive officers (13 persons)(5)	565,950	*
5% Stockholders
The Vanguard Group(6)	18,481,883	14.96%
Vanguard Specialized Funds – Vanguard REIT Index Fund(7)	8,906,971	7.21%
BlackRock, Inc.(8)	7,868,819	6.40%
Goldman Sachs Asset Management(9)	6,251,054	5.10%

*	Less than 1% of the outstanding common stock.

(1)	Address of each named beneficial owner is c/o Columbia Property Trust, Inc., One Glenlake Parkway, Suite 1200, Atlanta, Georgia 30328. For purposes of the table, and in accordance with SEC rules, shares of common stock are considered “beneficially owned” if the person directly or indirectly has sole or shared power to vote or direct the voting of the securities or has sole or shared power to divest of or direct the divestment of the securities. A person is also considered to beneficially own shares of common stock that he, she, or it has the right to acquire within 60 days of February 21, 2017.

(2)	Includes options to purchase up to 250 shares of common stock that are exercisable within 60 days of February 21, 2017.

(3)	Includes unvested shares as follows: Mr. Fleming – 59,426; Ms. Gill – 23,464; Mr. Hoover – 29,038; and Mr. Mills – 173,577.

(4)	Includes options to purchase up to 875 shares of common stock Mr. Mills was granted as an independent director that are exercisable within 60 days of February 21, 2017.

(5)	Includes options to purchase an aggregate of up to 1,375 shares of common stock that are exercisable within 60 days of February 21, 2017.

(6)	As of December 31, 2016, based solely upon information provided in a Schedule 13G/A filed with the SEC on February 10, 2017, The Vanguard Group beneficially owned 18,481,883 shares of common stock, 18,269,243 of which it has sole dispositive power with respect thereto, and 232,532 of which it has sole voting power with respect thereto. The business address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(7)	As of December 31, 2016, based solely upon information provided in a Schedule 13G/A filed with the SEC on February 13, 2017, Vanguard Specialized Funds – Vanguard REIT Index Fund beneficially owned 8,906,971 shares of common stock, none of which it has sole dispositive power with respect thereto, and 8,906,971 of which it has sole voting power with respect thereto. The business address for Vanguard Specialized Funds – Vanguard REIT Index Fund is 100 Vanguard Blvd., Malvern, PA 19355.

(8)	As of December 31, 2016, based solely upon information provided in a Schedule 13G/A filed with the SEC on January 23, 2017, BlackRock, Inc. beneficially owned 7,868,819 shares of common stock, all of which it has sole dispositive power with respect thereto, and 7,387,612 of which it has sole voting power with respect thereto. The business address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(9)	As of December 31, 2016, based solely upon information provided in a Schedule 13G filed with the SEC on January 27, 2017, Goldman Sachs Asset Management, L.P. and GS Investment Strategies (together, “Goldman Sachs Asset Management”) beneficially owned 6,251,054 shares, all of which it has shared dispositive power with respect thereto and 6,196,179 of which it has shared voting power with respect thereto. The business address for Goldman Sachs Asset Management is 200 West Street, New York, New York 10282.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following Compensation Discussion and Analysis provides a business update and explains our compensation philosophy, objectives, policies, and practices and the decisions made with respect to compensation for 2016 for our Chief Executive Officer, Chief Financial Officer, and two other executive officers, to whom we refer collectively as our Named Executive Officers, as determined in accordance with applicable SEC rules.

Our Named Executive Officers for 2016 were:

E. Nelson Mills	Chief Executive Officer and President
James A. Fleming	Executive Vice President and Chief Financial Officer
Wendy W. Gill	Senior Vice President, Corporate Operations and Chief Accounting Officer
Kevin A. Hoover	Senior Vice President, Portfolio Management

Executive Summary

Strategic and Financial Highlights

The Company has undertaken a long-term strategy to transition the Company’s investment portfolio. The predecessor to Columbia Property Trust was formed in 2003 as a public, but non-traded REIT. From 2004 through 2010, the predecessor company acquired properties for their current yield in order to support a high dividend level. To minimize any delay in cash flow, and to achieve a yield that would support the dividend, properties were acquired in multiple cities, typically in secondary markets and in many cases involving suburban locations and single tenants. As a result, in 2013 we owned properties in 32 markets, and in 20 of those markets we had only one property.

Beginning in 2011, in anticipation of listing our stock on the NYSE, we adopted a new long-term investment strategy. Due to the local, competitive nature of the office business, and given our limited capital base, we narrowed our target markets, focusing on those with the highest barriers to entry and the best prospects for growth in rental rates. As a result, we selected New York, Washington, D.C., San Francisco, Boston and Los Angeles. Since that time, we have sold 57 properties outside our target markets, for a total of $3 billion. Most of these were in suburban locations in secondary markets, and many were leased to single tenants with relatively short lease terms, with the expectation of declining rents over time.

Since 2011, we have used the proceeds of these asset sales to acquire seven properties in our target markets, for a total of $2.6 billion. These properties are in desirable locations in the central business districts of supply-constrained markets, with strong prospects for rental growth over time. Many of these buildings were also purchased as “value add” properties with the need for some building improvements and significant re-leasing, and therefore they have provided limited initial yields but are expected to have outsized yields upon stabilization.

As a result of this multi-year transition, our cash flows and earnings have declined over the past few years, and our TSR has been impacted as well. This decline is a direct and expected result from the Company’s significant portfolio transition and is not a reflection on the Company’s financial performance. Our strong 2016 financial performance demonstrates this, as we exceeded our 2016 guidance for Normalized Funds from Operation (“NFFO”), net operating income (“NOI”), as well as our leasing goals. Today, our investment portfolio is over 93% leased with significantly higher rents than in past years.

Our dispositions are now substantially complete, and we intend to invest approximately $500 million in new properties in our target markets using the recent sales proceeds currently held as cash. We expect cash flows and normalized funds from operations to be at their lowest levels in 2017; however, as cash proceeds are reinvested, and as recently acquired properties begin to make substantial contributions to the Company’s earnings, we expect cash flows and normalized funds from operations to increase substantially in future periods.

2016 Alignment of Company Performance and Executive Compensation

A significant portion of the total compensation for our chief executive officer and chief financial officer as well as other named executive officers is performance based. Under our 2016 STIC, 67% of the total payout opportunity for our chief executive officer and chief financial officer was tied to the achievement of financial metrics and primary business plan objectives established at the beginning of the year. We achieved all the financial metrics under our 2016 STIC above target, resulting in total payouts ranging from 130% to 138% of target under the 2016 STIC.

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Under our 2016 LTIP, 70% of the total payout opportunity for all executive officers was tied to our Company’s TSR as measured against the MSCI US REIT Index and our peer group. For 2016, our total stockholder return was in the bottom quartile compared to the MSCI US REIT Index and our peer group, and yielded $0 payout for both of the TSR metrics. When taking into account the accomplishment of corporate objectives, which were primarily focused on transitioning the portfolio, a total blended payout of 54% of target was achieved under the 2016 LTIP.

Management believes that our 2016 financial results and TSR reflect the temporary impact of the execution of our long-term strategy and the impact of our transition, and we expect the company’s stock performance to improve as the transition is complete. Since a substantial component of our executive officers’ compensation is tied to our financial performance and stock performance, management believes that our compensation program remains aligned with the interests of our stockholders.

2017 Incentive Compensation

In conjunction with the Compensation Committee’s annual review of the Company’s compensation program, certain key features of the Company’s incentive compensation programs have been modified to better conform with current best practices, and to improve alignment with the long-term interests of the Company’s stockholders:

2017 Short-Term Incentive Compensation

●	In January 2017, our Compensation Committee approved the 2017 STIC. While the structure of the 2017 STIC remains substantially similar to the 2016 STIC, in that it includes corporate, business unit and individual performance metrics, the 2017 STIC uses performance metrics that are expected to be more difficult to achieve than in previous years. Separate leasing goals have been established for current vacancy, near-term vacancy and longer-term renewals. All 2017 targets have been set at levels in excess of the Company’s annual budget and business plan, and thereby, will require strenuous, consistent and creative execution by our executive officers to achieve a payout level at or above target. While some of the target metrics, such as NFFO, have decreased from 2016 to 2017 on an annual basis, the decline is an expected result of executing the Company’s strategy to transform the portfolio to principally high-barrier-to-entry markets, which offer lower initial yields but higher potential for growth over time.

2017 Long-Term Incentive Plan

●	In December 2016, our Compensation Committee approved and adopted a new long-term incentive plan for the Company’s executive officers and other eligible employees of the Company, which provides for payment of incentive compensation in the form of time-based restricted shares and performance-based restricted share awards (“performance units”) to executive officers and other eligible employees of the Company for the three-year performance period from January 1, 2017 to January 1, 2020, compared to a one-year performance period used in prior years.

●	The 2017 LTIP eliminates all discretion, as the performance portion is entirely based on relative TSR. Payout of the performance units will be determined solely based upon a comparison of the Company’s TSR on a relative basis to the other companies in the FTSE NAREIT Equity Office Index at the end of the applicable performance period. We believe the FTSE NAREIT Equity Office Index provides a relevant basis for evaluating the company’s performance as an office REIT.

●	In implementing the 2017 LTIP, we decided to set the time-based awards for our CEO and CFO at 35%, with the other 65% based solely on objective performance. We made this decision in order to ensure a retention component to the LTIP even if performance goals cannot be achieved. Under the previous program, only 52.5% was based on objective performance, and the remaining 47.5% was either time-based or subject to the discretion of the Committee.

●	The maximum shares that can be earned under the performance-based awards are 150% of the target award, compared to 200% of target under the previous plan.

●	No dividends, or dividend equivalents, will be earned during performance period.

As a result of the plan changes described above, we believe that the 2017 LTIP further improves our compensation program by creating more alignment with our stock price and the long-term interests of our stockholders.

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Compensation Philosophy and Objectives

We seek to maintain a total compensation package that provides competitive compensation for our executives while also permitting us the flexibility to differentiate pay based on actual performance. We place significant emphasis on annual and long-term performance-based incentive compensation, including cash and equity-based incentives, which are designed to reward our executives based on the achievement of predetermined corporate performance measures.

The objectives of our executive compensation programs are to attract, retain, and motivate talented executives; to provide incentives for the attainment of short-term operating objectives and strategic long-term performance goals; and to emphasize and award achievement of long-term objectives that are consistent with our strategic focus on growth, operations, brand development, and stockholder returns.

2016 Compensation Policies and Governance Highlights

We believe that our compensation programs encourage executive decision-making that is aligned with the long-term interests of our stockholders by tying a meaningful portion of pay to Company performance over a multi-year period through awarding a meaningful portion of each executive’s compensation in the form of equity awards vesting over a multi-year period. Other compensation and governance practices that support these principles, each of which is described in more detail below, include the following:

●	Balanced Compensation Mix: Our compensation program provides for a balance between several key compensation factors: cash vs. equity, short-vs. long-term performance-based, and fixed vs. variable pay.

●	Short-Term Cash Incentive Awards are Performance Based: The awards we make under our Short-Term Cash Incentive Compensation Plan require that we achieve pre-established performance goals for the awards to be earned.

●	Significant Portion of the Equity Awards are Performance Based: A significant portion of the equity awards that we make under our Long-Term Incentive Compensation Plan require that we achieve pre-established performance goals for the awards to be earned. For the Chief Executive Officer, 75% of his equity opportunity under the plan is performance based for 2016. No dividends are paid on the performance portion of the award until the shares are earned based on achievement of the performance goals under the plan.

●	Long-term focus aligns with stockholders interests: From 2014 through 2016, the Compensation Committee has included two relative TSR metrics as additional performance measures under our Long-Term Incentive Compensation Plan.

●	Clawback Provision: In early 2015, we adopted a recoupment or “clawback” policy that entitles us to clawback, or recover, any bonuses, awards, or grants of cash or equity to the Named Executive Officers under any of the Company’s short- or long-term incentive compensation or bonus plans if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws.

●	Stock Ownership Guidelines: In early 2015, we adopted stock ownership guidelines applicable to our executive officers that require executives to own a meaningful number of shares of our common stock over time to further align the interests of our executives with those of our stockholders.

●	Annual Say on Pay Vote: At our 2014 annual meeting, we provided our stockholders with a “say when on pay” stockholder advisory vote three years earlier than required under SEC rules. Based on the stockholder vote, our Board has determined to hold say on pay votes on an annual basis.

●	Award Caps: Incentive awards include minimum and maximum performance thresholds with funding that is based on actual results measured against the preapproved goals that are clearly defined.

●	Prohibition on Hedging and Pledging of Company Stock: Our employees, officers, and directors are prohibited from hedging their Company stock and from pledging their Company stock. None of the executive officers or directors hold any of our stock subject to pledge.

●	No Perquisites: We do not provide any perquisites to our Named Executive Officers.

●	Independent Compensation Consultant: The Compensation Committee retains an independent compensation consultant to advise on executive and nonemployee director compensation.

●	Compensation Risk Analysis: The Compensation Committee periodically reviews an analysis of our incentive compensation plans to ensure they are designed to create and maintain stockholder value and do not encourage excessive risk taking.

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●	No Tax Gross-Ups and Double Trigger Change in Control Severance: The 2017 severance plan with our Chief Executive Officer and Chief Financial Officer requires a “double trigger,” meaning a change in control of the Company and a termination of the executive officer, for the payment of change-of-control severance compensation. The 2017 severance plan does not provide tax gross-ups.

Consideration of Previous “Say on Pay” Voting Results

At our 2016 annual meeting, stockholders had the opportunity to vote, on an advisory basis, to approve the compensation of our Named Executive Officers, often referred to as a “say on pay.” Over 97% of the votes cast voted to approve executive compensation as described in our 2016 proxy statement. As a result of strong stockholder support, the Compensation Committee believes that stockholders support our compensation policies and the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for 2016.

The Compensation Committee

The members of our Compensation Committee are Murray J. McCabe (Chairman), Richard W. Carpenter, David B, Henry, and Michael S. Robb. All of the members of the Compensation Committee are independent in accordance with NYSE listing standards, including the enhanced independence requirements applicable to Compensation Committee members. The Compensation Committee held six meetings during 2016.

Role of the Compensation Consultant

Our Compensation Committee engaged the services of FPL Associates, L.P. (“FPL”), a nationally recognized compensation consulting firm specializing in the real estate industry, to assist us with executive compensation information and advice. As part of FPL’s engagement in 2016, FPL provided competitive market compensation data and conducted a competitive benchmarking analysis of the executive officers and provided information about compensation trends across the industry. An FPL consultant attends certain Compensation Committee meetings as requested by the Compensation Committee. FPL has not been engaged by management to perform any work on their behalf.

Compensation Consultant Independence Assessment

In 2016, in connection with the engagement of FPL, we requested and received information from FPL addressing its independence and potential conflicts of interest, including the factors enumerated in the NYSE listing standards. Based on an assessment of these factors, as well as information gathered from directors and executive officers addressing business or personal relationships between directors or executive officers and the consulting firm or the individual consultants, the Compensation Committee concluded that FPL is independent and that the work of the consultant did not raise any conflict of interest.

Comparison to Competitive Market

FPL provided competitive market compensation data for a peer group consisting of 12 public REITs primarily focused in the office REIT sector. At the time of the study, the peer group companies ranged in size, defined by total capitalization, from approximately $3.0 billion to $10.8 billion (.7X to 2.4X of our total capitalization), with a median capitalization of $5.1 billion. Our total capitalization of approximately $4.5 billion at the time of the study placed us near the median of the group. The peer group consisted of the following companies:

Brandywine Realty Trust	Hudson Pacific Properties, Inc.
Corporate Office Properties Trust	Kilroy Realty Corporation
Cousins Properties Incorporated	Mack-Cali Realty Corporation
Douglas Emmett, Inc.	Parkway Properties, Inc.
Equity Commonwealth	Piedmont Office Realty Trust, Inc.
Highwoods Properties, Inc.	Washington Real Estate Investment Trust

Using market data and information it received from FPL, the Compensation Committee, with input from management, established the base salaries, target annual cash bonuses, and equity awards for our executive officers. In establishing the total compensation amounts for our executive officers, the Compensation Committee did not target compensation levels at any specific point or percentile against the peer group data; however, it did look to ensure that overall compensation levels do not exceed the market median, based on the peer groups presented by FPL, unless we produce strong performance.

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Role of the Chief Executive Officer in Determining Compensation

Our Chief Executive Officer consulted with the Compensation Committee regarding 2016 compensation levels for each of our Named Executive Officers (except for himself) after taking into account input provided by FPL to our Compensation Committee. Our Chief Executive Officer annually reviews the performance of each of the other Named Executive Officers. Based on this review, he makes compensation recommendations to the Compensation

Committee with respect to the executive officers, including recommendations for performance targets, salary adjustments, annual cash bonuses, and long-term equity-based incentive awards. Although the Compensation Committee considers these recommendations along with input provided by its advisors, it retains full discretion to set all compensation for the executive officers.

Elements of Compensation

The following is a discussion of the base salary, short-term cash incentive compensation and long-term equity compensation for the NEOs for 2016. In determining compensation, the Compensation Committee considered the following guiding principles:

Base Salary	Short-Term Incentive (Cash)

Provides a minimum fixed level of cash compensation Pay reflects time spent on day-to-day business activities Varies based on individual’s role/job scope, experience, internal pay equity, position to market, and tenure

Structured to manage G&A expense though allow for competitive levels of pay based on achievement of performance metrics

Provides incentive for the achievement of annual Company financial and operational goals, along with business unit/ individual goals

Variable element of compensation

Determination includes both objective and subjective criteria

Long-Term Incentive (Equity)	Compensation Mix

Provides incentive for the achievement of long-term value creation relative to the market

Variable element of compensation

Equity program includes additional retention mechanism due to vesting; promotes alignment with stockholders

Provides for a balance between several key compensation factors: cash vs. equity, short- vs. long-term performance-based, fixed vs. variable

The following charts show the compensation breakdown for our Chief Executive Officer and President, as well as our other NEOs, at target levels for 2016:

E. Nelson Mills Chief Executive Officer and President	All Other Named Executive Officers

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Compensation for each of the Named Executive Officers is re-evaluated by the Compensation Committee annually based on a number of factors, including (1) comparable peer data for similar roles within the industry, (2) the performance of the Named Executive Officer and his or her overall contribution to the company, (3) the recommendation of the CEO (for all Named Executive Officers except for himself), (4) the experience of the Named Executive Officer in his or her role and at the company, (5) an evaluation or additional responsibilities taken on during the year or to be taken on in the coming year, and (6) an evaluation of overall compensation with respect to the various aspects of cash compensation, short-term compensation, and long-term compensation to appropriately motivate and retain each Named Executive Officer. Peer data is reviewed annually by the Compensation Committee and is taken into consideration when compensation decisions are made. The overall goal for the compensation committee is to align the total target compensation for each Named Executive Officer to the appropriate level taking into account the factors listed above.

Each element of compensation is described in more detail below.

Base Salary

Our Compensation Committee believes that payment of a competitive base salary is a necessary element of any compensation program. Base salary levels also affect the short-term cash incentive compensation because each NEO’s target opportunity is expressed as a percentage of base salary.

In setting 2016 base salaries, the Compensation Committee considered, among other things, market data provided by the compensation consultant, comparability to compensation practices of other office REITs of similar size, and our financial resources, as well as level of experience and expertise of individuals. No particular weight was assigned to any individual item. The Compensation Committee approved increases to the base salaries for all of the Named Executive Officers in connection with an evaluation of the compensation for the Named Executive Officers prepared by FPL, noting that total 2016 compensation at target levels are less than the median for peer companies of a similar size to the Company. The following table shows the 2016 annual base salary approved by the Compensation Committee for each of the Named Executive Officers.

Name	2016 Annual Base Salary	2015 Annual Base Salary	% Increase
Mr. Mills	$775,000	$750,000	3.3
Mr. Fleming	$500,000	$460,000	8.7
Ms. Gill	$350,000	$325,000	7.7
Mr. Hoover	$400,000	$375,000	6.7

Short-Term Cash Incentive Compensation Plan

The Compensation Committee approved target cash incentive amounts for 2016 for the NEOs under the 2016 STIC. The Compensation Committee also approved the allocation of the incentive award among corporate, business unit and individual performance metrics. The targets and allocation approved by the Compensation Committee were as follows:

Name	Target as a Percentage of Base Salary	Allocation Among Metrics
Mr. Mills	100%	67% to achievement of corporate performance metrics
		33% to achievement of individual performance metrics

Mr. Fleming	90%	67% to achievement of corporate performance metrics
		33% to achievement of individual performance metrics

Ms. Gill	75%	33% to achievement of corporate performance metrics
		33% to achievement of business unit metrics
		34% to achievement of individual performance metrics

Mr. Hoover	80%	33% to achievement of corporate performance metrics
		33% to achievement of business unit metrics
		34% to achievement of individual performance metrics

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Under the STIC, the actual amounts earned may be greater or less than target based on actual performance against the objectives set by the Compensation Committee. The maximum amount any executive can earn under the STIC plan is capped at 150% of target with respect to the corporate, business unit, or individual, or metric categories, and in total.

2016 STIC Performance Metrics - Corporate Performance Metrics

For the corporate performance metrics, there were three quantitative performance metrics and one qualitative metric established by the Compensation Committee for the 2016 STIC. The Compensation Committee set targets for the quantitative performance metrics. The targets were set at or slightly above our annual business plan, at levels that were considered achievable, but not without strong effort. Some of the financial metrics, such as NFFO, decreased from 2015 to 2016 due to timing differences in dispositions and acquisitions, and as a result of transitioning the portfolio from principally suburban markets in secondary locations, to principally high-barrier-to-entry markets, which offer lower initial yields but higher potential for growth over time. The following table sets forth the metrics, weight, and threshold, target and maximum goals, as well as actual results, under the 2016 STIC for the corporate performance metrics:

Metric	Weight	Threshold	Target	High	Actual
Normalized FFO per share(1)	30%	$1.50	$1.55	$1.60	$1.66
Accomplish Primary Business Plan Objectives	30%	Subjective	Subjective	Subjective	At Target
Same Store Net Operating Income - Cash(2)	25%	$268.5 million	$276.8 million	$285.1 million	$279.6 million
Corporate G&A Expense	15%	$34.0 million	$33.0 million	$32.0 million	$32.3 million

(1)	Normalized Funds from Operations, or NFFO, per share is calculated by starting with FFO, as defined by NAREIT, and adjusting for certain non-recurring items, including: (i) real estate acquisition-related costs, (ii) loss on interest rate swaps, and (iii) loss on early extinguishment of debt. We make the additional adjustments to FFO, as we believe such items create significant earnings volatility. This is calculated consistently with our reported earnings.
(2)	Calculated as the cash net operating income attributable to the properties owned for an entire quarterly reporting period. We believe this is an important measure of comparison of our properties’ operating performance.

2016 STIC Performance Metrics - Business Unit Metrics

For Ms. Gill, the business unit metrics were based on qualitative criteria, which included: (1) capital management and financial planning initiatives (25%); (2) effectiveness and efficiency of systems and procedures (25%); (3) support team integration across functional areas (25%); and (4) reporting and communication with management team, the Board, and stockholders (25%). For Mr. Hoover, the business unit metrics were based on both quantitative and qualitative criteria, which included: (1) leasing at the top 5 properties (20%) (2) leasing at all other properties (15%) (3) dispositions closed (20%); (4) generation of asset acquisitions, portfolio acquisitions, and other investment opportunities (15%); (5) coordination among regional teams (15%); and (6) positioning assets for sale (15%). The qualitative criteria are considered on a subjective basis.

2016 STIC Performance Metrics - Individual Performance Metrics

For all the Named Executive Officers, the individual performance metrics were based on qualitative criteria, which included: (1) productivity, effectiveness, and work quality (40%); (2) teamwork and cooperation (20%); (3) leadership, managing, and mentoring (20%); and (4) creativity and contribution to company improvement (20%). These qualitative criteria are considered on a subjective basis.

Determination of 2016 STIC Awards

In January 2017, the Compensation Committee assessed performance based on actual financial results for the year ended December 31, 2016. As shown in the table above, we achieved $1.66 in Normalized FFO per share (above high), same store net operating income-cash of $279.6 million (slightly above target), and portfolio G&A expense of $32.3 million (above target). With respect to accomplishing primary business plan objectives, the Compensation Committee determined that our achievement was at target in light of our accomplishments with respect to advancing our real estate transactions target objectives (including acquisitions, dispositions, and generation of portfolio transactions), real estate operations (including leasing activity) and corporate operations (including capital management and efficiency) for 2016. In addition, the overall business unit metrics for the Named Executive Officers were achieved at above target levels.

The Compensation Committee reviewed the final quantitative calculations for the corporate performance metrics and business unit metrics. The Compensation Committee considered a qualitative assessment of the performance of the executive officers. The CEO provided the Compensation Committee with his assessment of each of the other Named Executive Officers’ performance, and without the CEO present, the Compensation Committee assessed the CEO’s performance. Based on this analysis, the Compensation Committee determined that individual performance metrics

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were all achieved at above target levels. The Compensation Committee approved actual awards for the STIC for the 2016 performance period as follows:

	Target STIC	% of Target	Actual STIC
Name	Award	Achieved	Award
Mr. Mills	$775,000	137%	$1,059,461
Mr. Fleming	$450,000	137%	$ 615,171
Ms. Gill	$262,500	130%	$ 340,368
Mr. Hoover	$320,000	138%	$ 442,891

Long-Term Incentive Compensation Plan

The objective of our 2016 LTIP is to attract and retain qualified personnel by offering an equity-based program that is competitive with our peer companies and that is designed to encourage each of our NEOs, as well as our broader employee base, to balance long-term company performance with short-term company goals, and to foster employee retention.

Target LTIP values for 2016 were approved by our Compensation Committee. If earned, awards are granted in the form of restricted stock under the stockholder-approved 2013 Long-Term Incentive Plan. We believe that appropriately designed equity awards, particularly those with future vesting provisions, promote a performance-focused culture and align our employees’ interests with those of our stockholders, thereby motivating their efforts on our behalf and strengthening their desire to remain with us for an extended period of time.

Each NEO’s annual LTIP target opportunity is divided between two components - a variable component that is earned based on achievement of quantitative and qualitative performance measures (the “performance” award) and a fixed component (the “service-based” award). For 2016, the Committee approved a target dollar value for the award for each Named Executive Officer, as well as a threshold and maximum value. The maximum value for the performance component of the 2016 LTIP award is 200% of target. The value of the service-based component is fixed. The total maximum amount that can be earned under the 2016 LTIP opportunity considering both the performance and the service-based component is 175% of target for Messrs. Mills and Fleming and 150% of target for Ms. Gill and Mr. Hoover. The 2016 LTIP opportunity for each Named Executive Officer is as follows:

	Percentage of LTIP	Percentage of LTIP	Maximum LTIP
	Opportunity Allocated to	Opportunity Allocated to	Opportunity as a
Name	Performance Component	Service-Based Component	Percentage of Target
Mr. Mills	75%	25%	175%
Mr. Fleming	75%	25%	175%
Ms. Gill	50%	50%	150%
Mr. Hoover	50%	50%	150%

The dollar value of the award is converted to a number of shares using the trailing 10-day average of the closing price of our common stock on the NYSE. Dividends are paid in cash on issued shares (vested and unvested). Shares granted on payout of the awards vest 25% on the date of grant and with 25% vesting on January 31 of each of the three years following the year in which the shares are granted.

2016 LTIP Performance Component

Up to 75% of our Named Executive Officers’ LTIP opportunity is earned based on meeting performance goals established by the Compensation Committee.

For SEC reporting purposes, we have assumed a grant date for this portion of the award is established when the Compensation Committee approves the LTIP performance goals, and the performance commences. In accordance with SEC rules, a grant date fair value of this portion of the award is included in the Summary Compensation Table in the calendar year in which this is established. For the 2016 LTIP, the target dollar value approved by the Compensation Committee for the LTIP performance component is included in the stock awards column of the Summary Compensation Table for 2016. For the range of the values that could be earned by each Named Executive Officer for the 2016 LTIP award, see the Grants of Plan Based Awards for 2016 table.

For 2016, the Compensation Committee approved two quantitative performance goals and one qualitative goal for the LTIP performance award. To further enhance the link between our executives and our stockholders, the Compensation Committee included two relative TSR metrics as quantitative performance goals for the 2016 LTIP award: (1) relative TSR as compared to a custom peer group (which is substantially similar to the peer group used for compensation benchmarking purposes, but includes three additional publicly-traded office REITs – Boston Properties, Inc., Paramount Group, Inc., and Vornado Realty Trust), weighted as 35% of the performance component of the award; and (2) relative TSR as compared to the MSCI US REIT Index, an index that is comprised of approximately 130 equity REITs, weighted as 35% of the performance component of the award. The remaining component is

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achievement of corporate objectives, weighted as 30% of the award, and evaluated on a subjective basis by the Compensation Committee.

After reviewing performance for 2016 against the performance metrics established by the Compensation Committee, the Compensation Committee approved the amount earned, which was then converted into a number of shares of restricted stock. For 2016, our relative TSR was below the 25th percentile of the custom peer group and below the 25th percentile of the REIT index, which yielded $0 payout for both of the TSR metrics. When assessing the achievement of corporate objectives, the Committee noted that management achieved all financial targets relating to operations, such as FFO, Net Operating Income, and Corporate General & Administrative expenses, met all disposition objectives, and met or exceeded all leasing goals; and determined that corporate objectives were accomplished at above target levels.

Based on this review, the Compensation Committee approved awards at approximately 54% of target for the performance component of the LTIP. The following number of shares were granted to the Named Executive Officers on January 20, 2017 for this component: Mr. Mills – 50,037 shares; Mr. Fleming - 16,049 shares; Ms. Gill – 3,776 shares; and Mr. Hoover – 4,720 shares. The shares vest 25% on the date of grant, with 25% vesting on January 31 of each of the three years following the year in which the shares are granted.

2016 LTIP Service-Based Component

The remaining portion of our Named Executive Officers’ LTIP opportunity was a service-based annual restricted stock grant. The Compensation Committee granted service-based restricted stock to the Named Executive Officers in January 2017 for this component. The following number of shares were granted on January 20, 2017: Mr. Mills – 30,887 shares; Mr. Fleming - 9,907 shares; Ms. Gill - 6,993 shares; and Mr. Hoover - 8,741 shares. The shares vest 25% on grant, with 25% vesting on January 31 of each of the three years following the year in which the shares are granted.

In accordance with SEC rules, the restricted stock granted in January 2017 pursuant to this component of our 2016 LTIP plan will be included in the Summary Compensation Table in 2017, the calendar year of the grant. Therefore, the grant date fair value for these awards will be included in the stock awards column of the Summary Compensation Table for 2017 and reflected in the Grants of Plan Based Awards table in 2016. The grant date fair values granted in January 2016 for the 2015 LTIP for this component are included in the stock awards column of the Summary Compensation Table for 2016 and reflected in the Grants of Plan Based Awards table in 2016 that appear below.

Benefits and Perquisites

Our Named Executive Officers participate in our benefit plans on the same basis as all of our employees. We do not provide any perquisites to our Named Executive Officers.

We offer health insurance, group term life, accidental death and dismemberment insurance, and short-term and long-term disability coverage to all of our benefit-eligible employees. We do not offer any pension plans or nonqualified deferred compensation plans.

We also offer a 401(k) plan to our benefit-eligible employees, and provide a company match. Our Company match is provided to all eligible company employees on the same basis.

Other Compensation and Governance Policies

Clawback Policy

In February 2015, we adopted a recoupment or “clawback” policy in order to further align the interests of key employees with the interests of our stockholders and strengthen the link between total compensation and the Company’s performance. Under this policy, we may seek to recover incentive-based compensation from any current or former officer of the Company at the senior vice president or higher officer level who received incentive-based compensation during the three-year period preceding the date on which we announce that we are required to restate any previously issued financial statements due to material noncompliance with any financial reporting requirement under federal securities laws.

Under the policy, the amount to be recovered will be based on the excess of the incentive-based compensation paid to the employee based on the erroneous data over the incentive-based compensation that would have been paid to the employee if the financial accounting statements had been as presented in the restatement. Incentive-based compensation is defined broadly to include bonuses, awards, or grants of cash or equity under any of the Company’s short- or long-term incentive compensation or bonus plans, including but not limited to the STIC plan and the LTIP, in each instance where the bonuses, awards, or grants are based in whole or in part on the achievement of financial results. The policy gives the Compensation Committee discretion to interpret and apply the policy.

Stock Ownership Guidelines

Our Named Executive Officers are subject to stock ownership guidelines adopted by the Board in February 2015. The guidelines are intended to ensure that our executive officers maintain an equity interest in our Company at a level sufficient to assure our stockholders of their commitment to value creation, while addressing

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their individual needs for portfolio diversification. The stock ownership guidelines provides that, over a five-year period, the executive officers will attain ownership in our common stock valued at a multiple of their annual base salary (the “initial investment value”) as set forth in the following table.

Position	Target Salary Multiple
Chief Executive Officer	6X
Chief Financial Officer	3X
Other Senior Vice Presidents	2X

The following count toward meeting the requirements: shares purchased on the open market; shares owned outright by the director or officer, or by members of his or her immediate family residing in the same household, whether held individually or jointly; restricted stock and stock-settled restricted stock units received pursuant to the Company’s compensation plans, whether or not vested; and shares held in trust for the benefit of the director or officer or his or her immediate family, or by a family limited partnership or other similar arrangement. Stock options do not count toward the executive’s ownership requirement.

The initial investment value is established based on the salary in place as of February 11, 2015, or the date of the executive’s appointment to the applicable position, whichever is later. Executives must achieve the initial investment value by February 11, 2020, or within five years after the executive’s appointment to the applicable position, whichever is later. Upon an executive satisfying the initial investment value, the number of shares required to be held by the executive to satisfy the ownership requirement shall be fixed and the executive should maintain ownership of at least that number of shares for so long as such executive continues to serve in such position with the Company.

Hedging, Pledging, and Insider Trading Policy

Our insider trading policy prohibits our employees, officers, and directors from engaging in the following transactions with respect to our securities: puts, calls, or other derivative securities, on an exchange or in any other organized market; short sales; and hedging or monetization transactions, such as zero-cost collars and forward-sale contracts. Our insider trading policy also prohibits our employees, officers, and directors from purchasing or selling our securities while in possession of material nonpublic information.

Our employees, officers, and directors are prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan. None of our executive officers or directors holds any of our stock subject to pledge.

Review of Risk Associated with Compensation Plans

We periodically review our compensation policies and practices for all employees, including executive officers. As part of the review process, we identify the potential risk areas and we assess whether our practices pose any actual risks. The Compensation Committee’s independent compensation consultant advises the Compensation Committee with respect to the risk assessment of our compensation programs for the Company. The Compensation Committee last undertook this review in February 2017 and determined that our compensation programs are not reasonably likely to have a material adverse effect on us.

Granting of Equity Awards

For grants with respect to 2016 performance, the Compensation Committee approved the grants at its meeting on January 20, 2017. To determine the number of shares granted, we convert the dollar value approved by the Compensation Committee to a number of shares using $21.449, the trailing 10-day average of the closing price of our common stock on the NYSE.

Impact of Regulatory Requirements on Compensation

Section 162(m) of the Internal Revenue Code, as amended (the “Code”) limits to $1.0 million a publicly-held company’s tax deduction each year for compensation to any “covered employee,” except for certain qualifying “performance-based compensation.” Although to date Section 162(m) has not been a significant issue for us, as long as we qualify as a REIT we do not pay taxes at the corporate level. Therefore, we believe any potential future loss of deductibility of compensation which may occur would not have a significant adverse impact on us.

To the extent that any part of our compensation expense does not qualify for deduction under Section 162(m), a larger portion of stockholder distributions may be subject to federal income tax as ordinary income rather than return of capital, and any such compensation allocated to our taxable REIT subsidiary whose income is subject to federal income tax would result in an increase in income taxes due to the inability to deduct such compensation.

Although we and the Compensation Committee will be mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain compensation packages, we may structure compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

Pension and Deferred Compensation Plan

We do not offer any pension plans or nonqualified deferred compensation plans.

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2013 Long-Term Incentive Plan

In 2013, our stockholders approved our 2013 Long-Term Incentive Plan. The 2013 Long-Term Incentive Plan was designed to provide us with the flexibility to offer performance-based compensation, including stock-based and incentive cash awards, as part of an overall compensation package to attract, motivate, and retain qualified personnel. Certain officers, key employees, nonemployee directors, or consultants of ours and our subsidiaries are eligible to be granted cash awards, stock options, stock appreciation rights, restricted stock, deferred stock awards, other stock-based awards, dividend equivalent rights, and performance-based awards under the 2013 Long-Term Incentive Plan at the discretion of our Compensation Committee.

Report of the Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing and approving compensation for the executive officers, establishing the performance goals on which the compensation plans are based, and setting the overall compensation principles that guide the committee’s decision-making. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on the review and the discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2016.

February 7, 2017	The Compensation Committee of the Board of Directors:

Murray J. McCabe (Chairman)
Richard W. Carpenter
David B. Henry
Michael S. Robb

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COMPENSATION TABLES

2016 Summary Compensation Table

The following table sets forth information concerning total compensation for the Named Executive Officers for 2014, 2015, and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)(4)	Total ($)
E. Nelson Mills	2016	775,000	—	2,550,000	1,059,461	29,896	4,414,357
President and	2015	750,000	—	2,025,000	922,500	24,288	3,721,788
Chief Executive Officer	2014	688,500	—	1,350,000	852,498	82,332	2,973,330

James A. Fleming(5)	2016	500,000	—	825,000	615,171	19,891	1,960,062
Executive Vice President and	2015	460,000	—	712,500	509,220	1,205	1,682,925
Chief Financial Officer	2014	433,500	—	575,000	483,082	6,259	1,497,841

Wendy W. Gill(5)	2016	350,000	—	275,000	340,368	18,696	984,064
Senior Vice President -	2015	325,000	—	225,000	261,092	18,288	829,380
Corporate Operations and	2014	265,200	—	200,000	197,517	42,215	704,932
Chief Accounting Officer

Kevin A. Hoover(5)	2016	400,000	—	337,500	442,891	24,288	1,204,679
Senior Vice President - Real	2015	375,000	—	250,000	362,846	24,288	1,012,134
Estate Transactions	2014	280,500	—	200,000	268,134	44,448	793,082
(1)	In accordance with SEC rules, the stock award column represents the grant date fair value of any stock awards granted during the applicable year. For 2016, it includes the service-based restricted stock grant under the 2015 LTIP and the performance component of the 2016 LTIP approved by the Compensation Committee on January 21, 2016, assuming target performance. The potential payouts under the performance component of the 2016 LTIP are performance-based and therefore were at risk. The values for the performance component of the 2016 LTIP award at January 21, 2016, assuming the highest level of performance conditions were achieved are as follows: Mr. Mills - $3,975,000; Mr. Fleming - $1,275,000; Ms. Gill - $300,000; and Mr. Hoover - $375,000. For a description of the 2016 LTIP, including the number of shares earned based on our 2016 performance, see “Compensation Discussion and Analysis —Elements of Compensation—Long-Term Incentive Compensation Plan” above.

(2)	Represents the amounts earned under the STIC plan for the applicable year for meeting performance goals set by the Compensation Committee. The potential payouts under the plan are performance-based and therefore were at risk. For a description of the 2016 STIC plan, see “Compensation Discussion and Analysis — Elements of Compensation—Short-Term Cash Incentive Compensation Plan” above. The 2016 STIC awards were paid in January 2017.

(3)	All other compensation for 2016 was comprised of the following:

	401(k) Match ($)	401(k) match trueup(a) ($)	Life Insurance ($)	Total ($)
E. Nelson Mills	24,000	5,608	288	29,896
James A. Fleming	12,000	7,603	288	19,891
Wendy W. Gill	18,000	408	288	18,696
Kevin A. Hoover	24,000	–	288	24,288
(a)	The 401k match true-up includes a one-time payment to consistently apply the company 401(k) match in prior years.

(4)	In 2014, all other compensation included payments for Mr. Mills, Ms. Gill, and Mr. Hoover a cash payment of a former long term incentive plan originally designed for employees of Wells Real Estate Funds that Well Real Estate Advisory Services II, LLC, our predecessor, assumed effective March 1, 2013 and agreed to pay any remaining amounts due under the plan. Mr. Mills, Ms. Gill, and Mr. Hoover were participants in the plan, and earned awards under the plan that were granted on January 1, 2011. In assuming the plan, we agreed to pay the cash amounts that remained to be distributed under the plan. The final distribution under the plan was made in early 2015 and is included in the All Other Compensation column of the Summary Compensation Table for 2014. All other compensation for 2014 includes amounts paid to Mr. Mills, Ms. Gill and Mr. Hoover under the plan.

(5)	Mr. Fleming became our employee on August 6, 2013. Ms. Gill first became a Named Executive Officer in 2013. Mr. Hoover first became a Named Executive Officer in 2014.

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2016 Grants of Plan-Based Awards

The following table sets forth information with respect to grants of plan-based awards made during 2016 and potential payouts for the Named Executive Officers. All awards are made under our stockholder-approved 2013 Long-Term Incentive Plan.

			Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards:	Grant Date Fair Value of Stock Awards ($)(5)
Name	Plan	Grant Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock (#)(4)
E. Nelson Mills	2016 STIC		387,500	775,000	1,162,500
	2015 LTIP	1/21/2016							29,033	662,500
	2016 LTIP	1/21/2016				993,750	1,987,500	3,975,000		1,987,500

James A. Fleming	2016 STIC		225,000	450,000	675,000
	2015 LTIP	1/21/2016							9,312	212,500
	2016 LTIP	1/21/2016				318,750	637,500	1,275,000		637,500

Wendy W. Gill	2016 STIC		129,500	262,500	392,000
	2015 LTIP	1/21/2016							6,573	150,000
	2016 LTIP	1/21/2016				75,000	150,000	300,000		150,000

Kevin A. Hoover	2016 STIC		160,000	320,000	480,000
	2015 LTIP	1/21/2016							8,217	187,500
	2016 LTIP	1/21/2106				93,750	187,500	375,000		187,500
(1)	Represents the cash payout opportunity for 2016 under the STIC plan. The potential payouts are performance-based and therefore at risk. The amounts actually earned for 2016 are included in the non-equity incentive plan compensation column of the Summary Compensation Table. For a description of the 2016 STIC plan, see “Compensation Discussion and Analysis—Elements of Compensation—Short-Term Cash Incentive Compensation Plan” above.

(2)	Represents the dollar value approved by the Compensation Committee for the payout opportunity under the performance component of the 2016 LTIP. The potential payouts are performance-based and therefore at risk. If earned, the dollar value is converted to a number of shares using the trailing 10-day average of the closing price of our common stock on the NYSE. For a description of the 2016 LTIP, including the number of shares earned based on our 2016 performance, see “Compensation Discussion and Analysis— Elements of Compensation— Long-Term Cash Incentive Compensation Plan” above.

(3)	Grant date reflects the date that the Compensation Committee granted the service-based restricted stock under the 2015 LTIP and approved the payout opportunities under the performance component of the 2016 LTIP.

(4)	Represents the number of shares of service-based restricted stock granted under the 2015 LTIP and awarded in January 2016.

(5)	In accordance with SEC rules, represents the grant date fair value of service-based restricted stock awards granted under the 2015 LTIP and the dollar value approved by the Compensation Committee for the payout opportunity under the performance component of the 2016 LTIP, assuming target performance.

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2016 Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to outstanding option and stock awards for each of the Named Executive Officers as of December 31, 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
E. Nelson Mills(4)	625	48.00	4/18/2007	4/18/2017
	250	48.00	9/12/2007	9/12/2017
					122,221	2,639,974
							(3)	1,987,500

James A. Fleming	—	—	—	—
					43,821	946,534
							(3)	637,500

Wendy W. Gill	—	—	—	—
					14,796	319,594
							(3)	150,000

Kevin A. Hoover	—	—	—	—
					16,576	358,042
							(3)	187,500

(1)	Represents the unvested portion of the performance-based restricted stock awards earned and the service-based restricted stock awards granted under the 2013, 2014 and 2015 LTIP.

(2)	Market value is determined by multiplying the number of shares of stock that have not vested by the closing price of our common stock on the NYSE on December 30, 2016 of $21.60.

(3)	Represents the target dollar value under the performance component of the 2015 LTIP. The potential payouts for this component of the 2016 LTIP under the plan are performance-based and therefore at risk. If earned, the dollar value is converted to a number of shares using the trailing 10-day average of the closing price of our common stock on the NYSE. For a description of the plan, including the number of shares earned based on our 2016 performance, see “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Compensation Plan” above.

(4)	The option awards were granted to Mr. Mills in connection with his initial appointment to our Board as an independent director in April 2007 and his re-election to our Board in September 2007. On August 6, 2013, our Board of Directors approved a four-for-one reverse stock split, which became effective on August 14, 2013. The number of securities underlying the options and the option exercise price are adjusted for the reverse stock split.

2016 Option Exercises and Stock Vested

No options were exercised by any of the Named Executive Officers in 2016.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)(2)
E. Nelson Mills	—	—	55,733	1,230,916
James A. Fleming	—	—	20,431	451,579
Wendy W. Gill	—	—	7,100	157,019
Kevin A. Hoover	—	—	7,694	170,028
(1)	Represents the 25% of the performance-based restricted stock awards earned under the 2015 LTIP and 25% of the service-based restricted stock awards granted under the 2013 and 2014 LTIP. These stock awards vested on January 21, 2016, January 31, 2016 and January 31, 2016, respectively.

(2)	Value realized on vesting is determined by multiplying the number of shares of stock that vested by the closing price of our common stock on the NYSE on the day the shares vested.

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Potential Payments Upon Termination or Change of Control

Employment Agreements

During 2016, we had employment agreements with two of our Named Executive Officers. The agreements contain “double-trigger” change-of-control provisions and do not provide excise tax gross-up payments.

Term. On August 6, 2013, the Company entered into employment agreements with Mr. Mills, the Chief Executive Officer and President, and Mr. Fleming, the Chief Financial Officer and Executive Vice President. The terms of the employment agreements were approved by the Board based upon the recommendation of the Compensation Committee. The agreements provide for a term commencing August 6, 2013, and ending December 31, 2016. The agreements expired in accordance with their terms on December 31, 2016.

Compensation. The agreements provided that each executive (1) would receive an annual base salary, which will be reviewed annually and may be increased but may not be reduced without the executive’s consent; (2) was eligible to receive cash incentive compensation as determined by the Compensation Committee equal to a percentage of his base salary (Mr. Mills – 100% target and Mr. Fleming – 90% target), subject to the achievement of metrics established by the Compensation Committee relating to the business performance of the Company and Messrs. Mills’ and Fleming’s respective individual performance; (3) was eligible to receive equity awards under our 2013 Long-Term Incentive Plan and any other successor plan in such amounts, and on such terms, as the Compensation Committee may determine in its sole discretion; and (4) was entitled to additional benefits, including participation in all of our present and future employee benefit and retirement plans generally available to the Company’s employees, no fewer than 20 days per full year of vacation, and reimbursement of reasonable business expenses.

Clawback. The Company may recover any bonus, incentive-based, equity-based, or other similar compensation paid pursuant to the agreements, as and to the extent required by applicable law, governmental regulation, or stock exchange listing requirement (or any policy adopted by the Company pursuant to such laws, regulations or requirements).

Payments Upon Termination. Under the agreements, we were required to provide any earned but unpaid base salary and other vested benefits to each executive in the event of a termination of his employment. In addition, each executive had the right to additional compensation and benefits depending upon the manner of termination of his employment, as summarized below.

By Us Without Cause or by the Executive for Good Reason. If either executive’s employment was terminated by us without “cause” or by the executive for “good reason” (as defined in the agreement) during the term of the agreement, then, subject to the condition that the executive executes a general release:

●	we would have paid an amount equal to the product of: (1) a “Severance Multiple,” equal to 2.0 for Mr. Mills and 1.5 for Mr. Fleming; and (2) the sum of: (a) the executive’s base salary; and (b) the average of the actual annual cash incentive compensation received by the executive during the prior three years (or such shorter period, as applicable).

●	all equity awards with time-based vesting would have immediately vested in accordance with their terms, and any equity awards that were subject to subsequent performance-based vesting conditions would have vested pro-rata, if at all, if the Compensation Committee determined that the performance goals, conditions, or metrics related to the award had been achieved, and which pro-rata vesting would have been based upon a “Pro Rata Multiple,” the numerator of which would have been equal to the number of days the executive was employed by us from the commencement of the applicable performance period through the date of termination, and the denominator of which would have been equal to the total number of days in the applicable performance period. In addition, for any equity awards that the executive would have been entitled to be granted for the then-current performance period (based on the satisfaction of established performance goals, conditions, or metrics for such performance period) if the executive had continued to be employed by us at the time of grant, subject to the Compensation Committee’s determination, in its reasonable discretion, that such performance goals, conditions, or metrics had been achieved and at what level, we would have paid the executive a cash payment equal to the dollar value of such equity award, multiplied by the Pro Rata Multiple; and

●	we would have reimbursed the executive for the difference between any monthly COBRA premium paid by the executive for himself and his dependents and the monthly premium amount for such group health plan coverage paid by us for similarly situated active executives. These payments would have continued until the earliest of: (1) the 18 month anniversary of the date of termination of the executive’s employment, (2) the date the executive was no longer eligible to receive COBRA continuation coverage, and (3) the date on which the executive became eligible to receive substantially similar coverage from another employer.

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Change in Control. In the event that either executive’s employment was terminated within 12 months after the occurrence of the first event constituting a “change in control” (as defined in the agreement) of the Company, and the executive’s employment was terminated by us without “cause” or by the executive with “good reason,” generally referred to as a “double trigger,” then, subject to the condition that the executive execute a general release, we were required to provide the payments and benefits set forth above, except the Severance Multiple will be equal to 3.0 for Mr. Mills and 2.0 for Mr. Fleming.

Death or Disability. In the event that (i) the executive’s employment terminated due to death or disability during the term of the agreement, or (ii) the term of the agreement expired, contemporaneously with such expiration the executive’s employment was to be terminated by us without “cause,” or the executive resigned with “good reason,” and the executive executed a general release, then the executive would have received accelerated vesting of his equity awards, but will not receive any severance payments.

Section 280G “Better of” Provision. The agreements included a Section 280G “better of” provision, meaning, if any of the payments or benefits provided to the executive under the agreement or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and be subject to the excise tax imposed under Section 4999 of the Code, the payments or benefits would be reduced by the amount required to avoid the excise tax if such a reduction would give the executive a better after-tax result than if he received the full payments and benefits.

Restrictive Covenants. During the term of the agreements and for a period of 18 months thereafter for Mr. Mills and 12 months thereafter for Mr. Fleming, each executive has agreed to certain noncompetition and nonsolicitation provisions. In addition, the executives have agreed to certain nondisclosure provisions and intellectual property right provisions, applicable both during and after their employment with us, and certain nondisparagement provisions applicable during the term of the agreement and during the two-year period immediately following any termination of employment. However, the noncompetition and nonsolicitation provisions will not be applicable to an executive following his termination of employment in the event that such termination occurs upon or following the expiration of the term of his agreement.

2017 Severance Plan

On December 16, 2016, the Board, acting on the recommendation of the Compensation Committee, approved and adopted the Columbia Property Trust, Inc. Executive Severance and Change of Control Plan (the “Severance Plan”), and the Severance Plan became effective on January 1, 2017. Certain of our officers and employees, including each of our NEOs, are “Participants” (as defined therein) under the Severance Plan. The Severance Plan generally provides severance or income protection benefits to Participants in the event of their termination by the Company upon a change of control or certain other events.

By the Company Without Cause or by the Executive for Good Reason. If a Participant’s employment is terminated by the Company without “cause” or by the Participant for “good reason” (as defined in the Severance Plan), then, subject to the condition that the Participant executes a general release:

●	the Company will pay an amount equal to the product of: (1) a “Severance Multiple,” equal to 2.0 for the Chief Executive Officer, 1.5 for the Chief Financial Officer and 1.0 for other Participants; and (2) the sum of: (a) the Participant’s base salary; and (b) the average of the actual annual cash incentive compensation received by the executive during the prior three years (or such shorter period, as applicable);

●	any unvested time-based equity awards will vest immediately, and any unvested equity awards that are subject to subsequent performance-based vesting conditions will vest, if at all, in accordance with the terms of the applicable award agreement; and

●	continuation of medical benefits comparable to the Company’s other executives for a period of years equal to the Severance Multiple.

Change in Control. In the event that during the period (i) after the Board approves a “change in control” (as defined in the Severance Plan) transaction and ending on the date on which a change in control transaction is consummated or is terminated or abandoned or (ii) within 12 months after the occurrence of a “change in control” of the Company, the Participant’s employment is terminated by the Company without “cause” or by the Participant with “good reason,” generally referred to as a “double trigger,” then, subject to the condition that the Participant execute a general release, the Company will provide the payments and benefits set forth above, except the Severance Multiple will be equal to 3.0 for the Chief Executive Officer and 2.0 for the Chief Financial Officer and any unvested equity awards will vest, if at all, in accordance with the terms of the applicable award agreement.

Death or Disability. In the event that the Participant’s employment terminates due to death or disability, any unvested time-based equity awards will vest immediately and any unvested equity awards that are subject to subsequent performance-based vesting conditions will vest, if at all, in accordance with the terms of the applicable award agreement. The Participant will also receive a pro

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rata portion of such Participant’s annual cash bonus for the year in which termination of employment occurs but will not receive any other severance payments.

Termination for Cause or Voluntary Termination without Good Reason. In the event that the Participant’s employment is terminated for cause or the Participant voluntarily terminates employment without good reason, no severance payments will be made and all unvested equity awards will be forfeited.

Miscellaneous. No tax gross ups will be paid under the Severance Plan. However, if any payments or benefits provided to a Participant under the Severance Plan or otherwise would constitute “parachute payments” and be subject to the excise tax imposed under Section 4999 of the Code, as amended, the payments or benefits will be reduced by the amount required to avoid the excise tax if such a reduction would give the executive a better after-tax result than if he/she received the full payments and benefits.

Summary Table of Payments Upon Termination

The following table shows the potential payments to certain of the Named Executive Officers upon a termination of employment under various circumstances. In preparing the table, we assumed the termination occurred on December 31, 2016. The closing price per share of our common stock on December 30, 2016 was $21.60. There can be no assurance that a termination or change of control would produce the same or similar results as those shown below if it occurs on any other date or at any other price.

Name	Termination Scenario	Cash ($)	Accelerated Vesting of Restricted Stock ($)(3)	Health and Welfare Benefits ($)	Total ($)
E. Nelson Mills(1)	Termination Without Cause/For Good Reason	3,025,667	5,289,974	46,707	8,362,348
	Change in Control	4,538,500	5,289,974	46,707	9,875,181
	Death/Disability	—	5,289,974	—	5,289,974

James A. Fleming(1)	Termination Without Cause/For Good Reason	1,377,075	1,796,534	46,707	3,220,316
	Change in Control	1,836,100	1,796,534	46,707	3,679,341
	Death/Disability	—	1,796,534	—	1,796,534

Wendy W. Gill(2)	Termination Without Cause/For Good Reason	262,500	319,594	—	582,094
	Change in Control	262,500	319,594	—	582,094
	Death/Disability	—	319,594	—	319,594

Kevin A. Hoover(2)	Termination Without Cause/For Good Reason	300,000	358,042	—	658,042
	Change in Control	300,000	358,042	—	658,042
	Death/Disability	—	358,042	—	358,042

(1)	For Mr. Mills and Mr. Fleming, represents potential payouts pursuant to the terms of their employment agreements.

(2)	For Ms. Gill and Mr. Hoover, represents 39 weeks of base pay pursuant to the terms of the Severance Pay Plan applicable to all of our employees not otherwise subject to an employment agreement.

(3)	For purposes of calculating potential payouts for termination without cause or by the executive for good reason, we have assumed that the Compensation Committee has determined that the performance goals for equity awards subject to subsequent performance-based vesting conditions have been achieved at target and that time-based awards for the current year were also accelerated. With respect to certain payouts, the payout would be the cash value of the stock.

The amounts described above do not include payments and benefits to the extent they have been earned prior to the termination of employment or are provided on a nondiscriminatory basis to salaried employees upon termination of employment. These include:

●	distribution of balances under our 401(k) plan;

●	disability insurance payouts in the event of disability.

●	life insurance proceeds in the event of death; and

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PROPOSAL 2 - ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

Pay that reflects performance and alignment of pay with the long-term interests of our stockholders are key principles of our compensation program. In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), stockholders have the opportunity to vote, on an advisory basis, to approve the compensation of our Named Executive Officers. This is often referred to as “say on pay,” and provides you, as a stockholder, with the ability to cast a vote with respect to our 2017 executive compensation programs and policies and the compensation paid to the Named Executive Officers as disclosed in this proxy statement through the following resolution:

“RESOLVED, that the stockholders approve the compensation of the Named Executive Officers, as described in the Compensation Discussion and Analysis section and in the compensation tables and accompanying narrative disclosure in this proxy statement.”

As discussed in “Compensation Discussion and Analysis,” the compensation paid to our Named Executive Officers reflects the following objectives of our compensation program:

●	to attract, retain, and motivate talented executives;

●	to provide incentives for the attainment of short-term operating objectives and strategic long-term performance goals; and

●	to emphasize and award achievement of long-term objectives that are consistent with our strategic focus on growth, operations, brand development, and stockholder returns.

For more information about our executive compensation program, see “Compensation Discussion and Analysis” beginning on page 22.

Although the vote is nonbinding, the Compensation Committee will review the voting results. To the extent there is any significant negative vote, we will consult directly with stockholders to better understand the concerns that influenced the vote.

Recommendation

Your Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory basis, of executive compensation.

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DIRECTOR COMPENSATION

2016 Director Compensation Program

We provided compensation to our nonemployee directors for their services as directors for 2016 as follows:

●	an annual cash retainer of $65,000;

●	an annual equity retainer of $75,000 granted under our 2013 Long-Term Incentive Plan in the form of vested common stock paid on a quarterly basis;

●	an annual retainer of $50,000 for the nonexecutive chairperson of the board ($25,000 payable in cash and the remaining $25,000 in an additional grant under our 2013 Long-Term Incentive Plan in the form of vested common stock);

●	an annual cash retainer for each committee chairperson as follows: Audit Committee, $15,000; Compensation Committee, $12,000; Nominating and Corporate Governance Committee, $12,000; and Investment Committee, $15,000; and

●	an annual cash retainer for serving on a committee as follows: Audit Committee, $7,500; Compensation Committee, $6,000; Nominating and Corporate Governance Committee, $6,000; and Investment Committee, $7,500.

In addition, all directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

Stock Ownership Guidelines

The Board has established stock ownership guidelines for nonemployee directors, as set forth in our Corporate Governance Guidelines. Each nonemployee director is required to acquire and hold shares of our stock having an initial investment value equal to three times the annual cash retainer. For directors in office as of September 1, 2013, the initial investment value is set at $195,000 (three times the annual cash retainer of $65,000 effective on that date). For directors who join the Board after such date, the initial investment value is equal to three times the annual cash retainer in effect on the date they join the Board. Unvested shares of restricted stock and stock units count toward a nonemployee director’s ownership requirement, but stock options are not included.

Nonemployee directors are expected to achieve the initial investment value by September 1, 2018, or five years after the nonemployee director’s appointment to the Board, whichever is later. Upon a director satisfying the initial investment requirement, the number of shares required to be held by the director to satisfy the ownership requirement is fixed and the director should maintain ownership of at least that number of shares for so long as such director continues to serve on the Board.

Until the investment requirement is achieved, the director is required to retain “net gain shares” resulting from the issuance of common stock, exercise of stock options, the vesting of restricted stock, or the settlement of restricted stock units granted under the Company’s equity compensation plans. Net gain shares are the shares remaining after the payment of the option exercise price and taxes owed with respect to the issuance, exercise, vesting, or settlement event.

2016 Director Compensation Table

The following table sets forth information concerning the 2016 compensation of our nonemployee directors that served during any part of 2016.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Carmen Bowser	91,375	74,557	165,932
Charles R. Brown(3)	80,000	74,557	154,557
Richard W. Carpenter(3)	86,000	74,557	160,557
John L. Dixon	105,000	99,409	204,409
David B. Henry	90,250	74,557	164,807
Murray J. McCabe	84,500	74,557	159,057
Michael S. Robb	78,125	74,557	152,682
George W. Sands	86,000	74,557	160,557
Thomas G. Wattles	80,000	74,557	154,557

(1)	Ms. Bowser and Mr. Henry joined our Board effective January 1, 2016 and received five cash payments during 2016; all other directors received four quarterly payments.

(2)	On January 4, 2016, April 1, 2016, July 1, 2016, and October 3, 2016, we granted 797, 870, 874 and 828 shares of common stock, respectively, to each of our nonemployee directors. The number of shares for each grant was determined by dividing $15,000 (representing the quarterly payment amount of the annual equity retainer) by $23.501, $21.551, $21.435 and $22.704 per share, respectively, (the average closing prices of the common stock of the 10 trading days prior to the grant date) under the 2013 Long-Term Incentive Plan.

(3)	At December 31, 2016, Messrs. Brown and Carpenter each held options to purchase 250 shares of common stock at an exercise price of $48.00. We adopted an Independent Director Stock Option Plan in September 2003, which was suspended on April 24, 2008.

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RELATED PARTY TRANSACTIONS

Our Audit Committee is responsible for reviewing and approving all related party transactions requiring disclosure under SEC rules, meaning any transaction, arrangement, or relationship in which:

●	the amount involved may be expected to exceed $120,000 in any fiscal year,

●	we will be a participant, and

●	a related person has a direct or indirect material interest.

A related person is an executive officer, director, or nominee for election as director, or a greater than 5% beneficial owner of our common stock, or an immediate family member of the foregoing. Approval of a related party transaction requires a majority of the Audit Committee to find the transaction is fair and reasonable to us.

In addition, our Code of Business Conduct and Ethics lists examples of types of transactions with affiliates that would create prohibited conflicts of interest. Under the Code of Business Conduct and Ethics, our officers and directors are required to promptly bring potential conflicts of interest to the attention of the chairman of our Audit Committee.

We did not have any related party transactions in 2016.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent registered public accounting firms devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firms. In this context, the Audit Committee reviewed the 2016 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on

Auditing Standards No. 61 (Communication with Audit Committees), as amended by the AICPA professional standards, Vol. 1 AU Section 380, as adopted by the Public Company Oversight Board in Rule 3200T, which include, among other items, matters related to the conduct of the audit of 2016 financial statements. The Audit Committee received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s independence from us. In addition, the Audit Committee considered whether Deloitte & Touche LLP’s provision of nonaudit services is compatible with maintaining its independence from us.

The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the 2016 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.

February 8, 2017	The Audit Committee of the Board of Directors:

George W. Sands (Chairman)
Carmen M. Bowser
Charles R. Brown
Thomas G. Wattles

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PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF THE REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed Deloitte & Touche LLP to audit our consolidated financial statements for the year ended December 31, 2016, and to prepare a report on the audit. Our Audit Committee anticipates appointing Deloitte to audit our consolidated financial statements for the year ending December 31, 2017, and to prepare a report on the audit.

We are asking our stockholders to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2017. Although ratification is not required by our bylaws or otherwise, the Board of Directors is submitting the selection of Deloitte to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the appointment, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Deloitte will be present at the annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders.

For more information about the aggregate fees billed to us by Deloitte for professional accounting services and the Audit Committee’s preapproval policies, see “Independent Registered Public Accountants,” and for the Report of the Audit Committee, see “Report of the Audit Committee” herein.

Recommendation

Your Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of the independent registered public accountants.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

During the year ended December 31, 2016 and 2015, Deloitte & Touche LLP served as our independent registered public accounting firm and provided certain domestic and international tax and other services. Deloitte has served as our independent registered public accounting firm since 2008.

Our Audit Committee has appointed Deloitte to audit our consolidated financial statements for the year ending December 31, 2016, and to prepare a report on the audit. We are asking our stockholders to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2016. See “PROPOSAL 3 - Ratification of the Appointment of the Registered Independent Public Accounting Firm” herein.

The Audit Committee reviewed the audit and nonaudit services performed by Deloitte, as well as the fees charged by Deloitte for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte as our independent registered public accounting firm.

The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by our independent registered public accounting firm for the years ended December 31, 2016 and 2015, are set forth in the table below.

	2016	2015
Audit fees	$987,425	$993,425
Audit-related fees	—	—
Tax fees	207,049	199,837
All other fees	—	—
Total fees	$1,194,474	$1,193,262

For purposes of the preceding table, the independent registered public accounting firm fees are classified as follows:

●	Audit fees. These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the principal auditor in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, including reviews of our financial statements included in our registration statements, as amended, and for the audit of our unconsolidated joint venture. Audit fees are presented for the period to which the audit work relates.

●	Audit-related fees. These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

●	Tax fees. These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state, and local issues and similar services for our unconsolidated joint venture. Services also may include assistance with federal, state, and local tax issues related to due diligence. Tax fees are presented for the period in which the services were provided.

●	All other fees. These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

Preapproval Policies

The Audit Committee Charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent registered public accounting firm, as well as all permitted nonaudit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent registered public accounting firm has received “general” preapproval, it will require “specific” preapproval by the Audit Committee.

All requests or applications for services to be provided by the independent registered public accounting firm which do not require specific preapproval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general preapproval of the Audit Committee. The Audit Committee will be informed

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on a timely basis of any such services rendered by the independent registered public accounting firm.

Requests or applications to provide services that require specific preapproval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the Principal Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Chairman of the Audit Committee has been delegated the authority to specifically preapprove all services not covered by the general preapproval guidelines up to an amount not to exceed $75,000 per occurrence. Amounts requiring preapproval in excess of $75,000 per occurrence require specific preapproval by all members of the Audit Committee prior to engagement of our independent registered public accounting firm. All amounts specifically preapproved by the Chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.

All services rendered by Deloitte for the year ended December 31, 2016, were preapproved in accordance with the policies and procedures described above.

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PROPOSAL 4 – APPROVE THE AMENDED AND RESTATED 2013 LONG-TERM INCENTIVE PLAN

General

The Company maintains the Columbia Property Trust Inc. 2013 Long Term Incentive Plan (the “Existing Plan”), which was approved by our Board and our stockholders on April 19, 2013 and July 17, 2013, respectively. Management has determined that it is in the best interest of the Company to amend and restate the Existing Plan as the “Columbia Property Trust, Inc. Amended and Restated 2013 Long-Term Incentive Plan” (the Existing Plan, as amended and restated, the “Plan”) to increase the number shares available for issuance under the Plan from 2,000,000 to 4,800,000 shares and make certain other amendments, including adding a limit on the amount of awards that may be granted to any non-employee director in any year and clarifying the share recycling provisions relating to certain types of awards (collectively referred to as the “Plan Amendments”).

The Board believes the increase in the number of shares of our common stock reserved and available for awards under the Plan and the other Plan Amendments are in the best interest of the Company and our stockholders. As part of our “pay for performance” philosophy, long-term incentive awards under the Plan are an important part of our overall compensation. Currently, we make long-term incentive awards to our employees, officers and non-employee directors under the Plan. As of January, 31, 2017, there were 1,410,335 shares of our common stock issued or subject to outstanding awards under the Existing Plan, and there were only 589,665 shares of common stock remaining available for future grants under the Existing Plan.

To ensure an adequate supply of shares for future long-term incentive awards, the Board has approved, and recommends that stockholders approve, the Plan. The Plan will authorize the issuance of up to 2,800,000 additional shares of our common stock pursuant to long-term incentive awards, in addition to any shares remaining from the 2,000,000 shares currently reserved under the Existing Plan that have not been issued or that have been returned to the Existing Plan. In determining the number of additional shares of common stock requested for availability under the Plan, we considered the number of shares of our common stock currently available for issuance, our historic and anticipated award grant practices, and the estimated number of shares needed for awards over the next four to five years. The Company believes that the additional shares authorized under the Plan will provide it with a sufficient number of shares of common stock to ensure that equity-based long-term incentive awards remain a meaningful component of the overall compensation of our employees, officers and non-employee directors.

Effect of Proposal

Approval of the Plan as requested by this Proposal 4 will (1) increase the number of shares available for issuance under the Plan from 2,000,000 shares to 4,800,000 shares, (2) add a limit on the amount of awards that may be granted to any non-employee director in any year, and (3) expressly prohibit share recycling for certain types of awards. Approval of the Plan by our stockholders will also qualify the material terms of the performance goals under the Plan as stockholder-approved performance goals for purposes of Section 162(m) of the Code.

Summary of the Terms of the Plan

THE FULL TEXT OF THE PLAN IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A, AND THE FOLLOWING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH TEXT.

Administration

The Compensation Committee (the “Committee”) of our Board is the administrator of the Plan with the exception that all determinations to be made with respect to awards to non-employee members of the Board will be made solely by the Board. At any time, the Board may serve as the administrator in lieu of or in addition to the Committee with respect to awards to employees and other service providers. Except as provided otherwise under the Plan, the administrator has plenary authority to grant awards pursuant to the terms of the Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the Plan.

The Committee or the Board may delegate to officers and employees of us and our subsidiaries, limited authority to perform administrative actions under the Plan to assist in the Plan’s administration to the extent permitted by applicable law and stock exchange rules. This delegation of authority, however, may not extend to the exercise of discretion with respect to awards to participants who are “covered employees” within the meaning of Section 162(m) of the Code or officers under Section 16 of the Exchange Act.

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Eligible Employees and Participation

The Committee selects the individuals who will participate in the Plan. Eligibility to participate is open to officers and employees of, and other individuals, including our non-employee directors, who are natural persons providing bona fide services to or for, the Company or any of our subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for our securities. The Committee may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our subsidiaries. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with us.

Shares Available under the Plan

The shares of our common stock issuable pursuant to awards under the Plan will be shares authorized for issuance under our charter but unissued, or shares that have been issued and reacquired, including without limitation shares purchased in the open market, under our share repurchase program or in private transactions.

Share Pool; Adjustments to Share Pool

If the Plan Amendments are approved, there will be 4,800,000 shares of our common stock available for issuance pursuant to awards granted under the Plan (the “Share Pool”). The Share Pool will be adjusted as follows:

●	The Share Pool will be reduced, on the date of grant, by one share for each share of our common stock made subject to an award granted under the Plan;

●	The Share Pool will be increased, on the relevant date, by the number of unissued shares of our common stock underlying or used as a reference measure for any award or portion of an award granted under the Plan that is forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares, and by the number of shares of our common stock used as a reference measure for any award granted under the Plan that are not issued upon settlement of such award either due to a net settlement or otherwise;

●	The Share Pool will not be increased by any shares of common stock that are withheld by us or tendered by a Plan participant (i) to pay the exercise price of an option granted under the Plan or (ii) to satisfy tax withholding obligations associated with an award granted under the Plan; and

●	The Share Pool will not be increased by any shares of common stock that were subject to a stock-settled stock appreciation right granted under the Plan that were not issued upon the exercise of such stock appreciation right.

In the event of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting us or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, recapitalization or similar event affecting our capital structure, the Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.

Types of Awards

The Plan enables the grant of stock options, stock appreciation rights, stock awards, stock unit awards, performance shares, cash-based performance units and other stock-based awards, each of which may be granted separately or in tandem with other awards. The Plan contains all elements necessary to enable such awards granted to covered employees to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, if desired, to ensure maximum deductibility by us.

Stock Options and Stock Appreciation Rights

Stock options represent a right to purchase a specified number of shares of our common stock from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or our subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-Plans under the Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, shares of our common stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years’ duration. Stock options and stock appreciation rights generally must have an exercise price equal to or above the fair market value of our shares of common stock on the date of grant except as provided under applicable

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law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or a subsidiary or with which we or our subsidiary combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.

The administrator is prohibited from granting stock options under the Plan that contain a reload or replenishment feature.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be cancelled when their exercise price or base price exceeds the fair market value of the underlying shares in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by our stockholders.

Stock Awards and Restricted Stock

The administrator may grant unrestricted common stock or restricted stock to eligible individuals on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the administrator shall determine. Awards of restricted stock are actual shares of our common stock that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.

Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be paid either at the dividend payment date or deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted shares of our common stock or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal related to such shares of restricted stock has been satisfied.

Restricted Stock Units

An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of our common stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of our common stock are issued to the participant in settlement of stock units, the participant will not have any rights of a stockholder of the Company with respect to the stock units or the shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related to such restricted stock units has been satisfied.

Performance Shares and Performance Units

An award of performance shares, as that term is used in the Plan, refers to shares of our common stock or stock units that are expressed in terms of our common stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than our common stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or shares of our common stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.

The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (i) the attainment of performance goals during a performance period or (ii) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as

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and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.

Qualified Performance-Based Awards

The administrator may, prior to or at the time of grant, designate an award of restricted stock, restricted stock units, performance shares or performance units as a qualified performance-based award intended to qualify for the performance-based exemption to the $1,000,000 deduction limit under Section 162(m) of the Code, if desired. For any award so designated as a qualified performance-based award, the administrator will take steps to ensure that the terms of the award are consistent with such designation. The administrator may retain in an award agreement the discretion to reduce, but not to increase, the amount or number of qualified performance-based awards that will be earned based on the achievement of performance goals. Achievement of the performance goals will be certified by a committee of outside directors, within the meaning of Section 162(m) of the Code, before any payment is made under a qualified performance-based award.

Performance goals applicable to qualified performance-based awards may be applied on a per share or absolute basis and relative to one or more performance metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with our or our subsidiary’s established accounting policies, all as the administrator determines at the time the performance goals for a performance period are established. For this purpose, performance metrics mean criteria established by the administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or affiliates, or on a Company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

●	Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; funds from operations or adjusted funds from operations; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment or stock-based compensation expense of debt;

●	Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);

●	Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;

●	Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

●	Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); obligations under capital or operating leases; reduction of debt or borrowing costs; early extinguishment of debt;

●	Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); net asset value; and/or

●	Strategic Metrics: staffing; acquisition, leasing or disposition of properties or other assets or entities; property vacancies; development and construction timelines and delays; legal and regulatory compliance; performance against budget; financing; number of properties under management; geographic footprint.

The administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the performance goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity that we acquire or a subsidiary during the performance period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments; (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of our core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating

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to asset impairment charges; or (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. For all awards intended to qualify as qualified performance-based awards, such determinations must be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

Other Stock-Based Awards

The administrator may from time to time grant to eligible individuals awards in the form of our common stock or any other award that is valued in whole or in part by reference to, or is otherwise based upon, shares of our common stock, including without limitation dividend equivalents and convertible debentures (the “Other Stock-Based Awards”). Other Stock-Based Awards in the form of dividend equivalents may be (i) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (ii) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in common stock equivalents, to be paid on a deferred basis, and (iii) settled in cash or our common stock as determined by the administrator; provided, however, that dividend equivalents payable on Other Stock-Based Awards that are granted as a performance award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until the applicable performance goal related to such Other Stock-Based Awards has been satisfied. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.

Award Limitations

The following limitations on awards are imposed under the Plan:

ISO Award Limit

No more than 4,800,000 shares of our common stock may be issued in connection with awards granted under the Plan that are intended to qualify as incentive stock options under Section 422 of the Code.

Non-Employee Director Award Limit

The maximum aggregate fair value of awards granted under the Plan to any non-employee director during any calendar year shall not exceed $250,000, with fair value determined under applicable accounting standards as of the date of grant. For the avoidance of doubt, this annual award limit shall solely apply to awards granted under this Plan and shall not apply to awards granted to a non-employee director in lieu of all or any portion of such non-employee director’s cash-based director fees.

Code Section 162(m) Individual Limits

●	Appreciation Awards. The maximum number of shares of our common stock that may be made subject to awards granted under the Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 150,000 shares.

●	Stock-Based Performance Awards. The maximum number of shares of our common stock that may be made subject to awards granted under the Plan during a calendar year to any one person in the form of performance shares is, in the aggregate, 150,000 shares. If such performance shares will be settled in cash, the maximum cash amount payable thereunder is the amount equal to the number of performance shares to be settled in cash multiplied by the closing price of the shares, as determined as of the payment date.

●	Cash-Based Performance Units. In connection with awards granted under the Plan during a calendar year to any one person in the form of cash-based performance units, the maximum cash amount payable under such performance units is $4,000,000.

●	Adjustments to Limits during Initial Year of Service. Each of the individual limits set forth above (as required by Section 162(m) of the Code) are multiplied by two when applied to awards granted to any individual during the calendar year in which such individual first commences service with us.

●	Adjustments for Multi-year Performance Periods. The individual limits set forth above for stock-based performance awards are multiplied by the number of calendar years over which the applicable performance period spans (in whole or in part), if the performance period is longer than 12 months’ duration.

If any award is terminated, surrendered or cancelled in the same year as the year in which it is granted, that award nevertheless will continue to be counted against the Code Section 162(m) individual limits set forth above for the calendar year in which it was granted.

REIT Status

The Plan will be interpreted and construed in a manner consistent with our status as a real estate investment trust (REIT) under federal tax law. No award may be granted or awarded, and with respect to any award granted under the Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the participant or any other person to be in violation of the stock ownership limits or any other limitation

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on ownership or transfer prescribed by our charter, or (ii) if, in the discretion of the administrator, the grant, vesting, exercise or settlement of the award could impair our status as a REIT.

Adjustments to Awards for Corporate Transactions and Other Events

Mandatory Adjustments

In the event of a merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting us (a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting our capital structure (“Share Change”), that occurs at any time after adoption of the Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the date the Plan is approved by our stockholders) the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:

●	the aggregate number and kind of shares of common stock or other securities on which awards under the Plan may be granted to eligible individuals;

●	the maximum number of shares of common stock or other securities with respect to which awards may be granted during any one calendar year to any individual;

●	the maximum number of shares of common stock or other securities that may be issued with respect to incentive stock options granted under the Plan;

●	the number of shares of common stock or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and

●	all other numerical limitations relating to awards, whether contained in the Plan or in award agreements.

Discretionary Adjustments

In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares of Common Stock subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof. The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.

Treatment of Awards upon Dissolution or Liquidation or a Change in Control

Dissolution or Liquidation

Unless the administrator determines otherwise, all awards outstanding under the Plan will terminate upon our dissolution or liquidation.

Termination of Awards

If any transaction results in a change in control (as defined in the Plan) of us, outstanding awards under the Plan will terminate when such transaction becomes effective unless provision is made in connection with the transaction by the surviving or successor entity or a parent of such entity for outstanding awards to be continued or assumed or for equivalent awards to be substituted. In the event outstanding awards will terminate in this manner (and except as otherwise provided in the applicable award agreement):

●	the outstanding awards of stock options and stock appreciation rights that will terminate upon the effective time of the change in control shall, immediately before the effective time of the change in control, become fully exercisable and the holders of such awards will be permitted, immediately before the change in control, to exercise the awards;

●	the outstanding shares of restricted stock the vesting or restrictions on which are then solely time-based and not subject to achievement of performance goals shall, immediately before the effective time of the change in control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

●	the outstanding shares of restricted stock the vesting or restrictions on which are then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a change in control, become vested, free of transfer

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and lapse restrictions and risks of forfeiture in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement;

●	the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of performance goals shall, immediately before the effective time of the change in control, become fully earned and vested and shall be settled in cash or shares of common stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and

●	the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a change in control, become vested and earned in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement and shall be settled in cash or shares of common stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Implementation of the provisions of the immediately foregoing sentence will be conditioned upon consummation of the change in control, not merely the approval of the transaction by the Board or stockholders.

Amendment and Termination

The Board or the Committee may terminate, amend or modify the Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of our stockholders, however, to the extent such amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of shares of our Common Stock which may be issued under the Plan or to a participant, (iii) materially expand the eligibility for participation in the Plan, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (vi) modify the limitation on the issuance of reload or replenishment options.

The Plan will expire on the earlier of (i) April 18, 2023 or (ii) such date as of which no shares of common stock remain available for issuance under the Plan.

Federal Income Tax Consequences

The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the Plan, based upon the provisions of the Code as of the date of this prospectus. It is not intended as tax guidance to participants in the Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.

Stock Options and Stock Appreciation Rights. The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.

If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed to the participant as long-term capital gain or loss, and the Company will not be entitled to a deduction for federal income tax purposes in connection with the incentive stock option. If the participant engages in a “disqualifying disposition” by disposing of the shares before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition minus the exercise price paid for the shares and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares.

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Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be characterized as short- or long-term capital gain or loss, depending upon the holding period for the shares.

Full Value Awards. Any cash and the fair market value of any shares of common stock received by a participant under a Full Value Award (defined to include stock awards, restricted stock, restricted stock units, performance shares, performance units, and other stock-based awards) are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of common stock received by a participant are includible in income when the awards are paid. Any dividends or dividend equivalents paid on an unvested Full Value Award will be treated as ordinary income to a participant.

Deductibility of Compensation. Except as explained below, the Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain. The Code allows publicly held corporations to deduct compensation that is in excess of $1,000,000 paid to the corporation’s chief executive officer and to any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance goals and where certain statutory requirements are satisfied. We intend for compensation arising from grants of stock options and stock appreciation rights under the Plan to be deductible by the Company as performance-based compensation not subject to the $1,000,000 limitation on deductibility. We may also choose to grant performance awards under the Plan that satisfy the requirements for deductibility of compensation. We reserve the right, however, to grant awards under the Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.

Plan Benefits

Benefits, if any, payable under the Plan for 2017 and future years are dependent on the actions of the Committee and are therefore not determinable at this time. Our executive officers are eligible to receive awards under the Plan and, accordingly, our executive officers have an interest in this Proposal. In 2016, the following grants were made, subject to vesting conditions, under the Existing Plan to the persons and groups listed below:

Stock Awards
Name and Position	(shares)(1)
E. Nelson Mills	110,902
James A. Fleming	36,967
Wendy W. Gill	11,866
Kevin A. Hoover	14,240
All Executive Officers, as a group (4 persons)(2)	173,975
All Non-Employee Directors, as a Group	31,444
All Non-Executive Officer Employees, as a Group (27 persons)	73,098
(1)	For additional information regarding these awards, please see “Executive Compensation—Compensation Discussion and Analysis” beginning on page 22.

(2)	Includes all persons who served as executive officers during 2016.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table provides summary information about securities issuable under our equity compensation plans as of December 31, 2016:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Common stock issued under the Existing Plan	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	1,375	$48.00	570,054	1,447,571
Equity compensation plans not approved by security holders	—	—	—	—
Total	1,375	$48.00	570,054	1,447,571

(1)	Includes 1,429,946 shares reserved for issuance under the Existing Plan and 17,625 shares reserved for issuance under the Independent Director Stock Option Plan (which was suspended on April 24, 2008).

Through January 31, 2017, awards representing a total maximum issuance of an additional 823,619 shares of common stock were issued to employees.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to approve the Columbia Property Trust, Inc. Amended and Restated 2013 Stock Incentive Plan.

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PROPOSAL 5 – APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

Prior to February 8, 2017, our Second Amended and Restated Articles of Incorporation (the “Charter”) and Third Amended and Restated Bylaws (the “Bylaws”) each reserved for the Board the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws, with limited exceptions. On February 8, 2017, the Board approved and adopted an amendment to Article XIII of the Bylaws (as amended, the “Amended Bylaws”). The Amended Bylaws provide the Company’s stockholders the power to amend the Company’s Bylaws if such amendment is approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. In addition, the Board approved an amendment to Section 5.5 of our Charter (the “Charter Amendment”) to clarify that the stockholders have the power to amend the Bylaws as provided in Article XIII of the Amended Bylaws and recommended that our stockholders approve the Charter Amendment.

The proposed Charter Amendment is set forth below in its entirety:

Section 5.5. Charter and Bylaws. All Persons who shall acquire Capital Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws. ~~Except as expressly set forth in the bylaws, the Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.~~

We are asking you to approve the Charter Amendment to clarify that stockholders have the right to amend our Bylaws. The Board has already approved the Charter Amendment, and, if approved by stockholders, it will become effective upon the filing of Articles of Amendment to our Charter with the State Department of Assessments and Taxation of Maryland, which we will do promptly after the annual meeting.

Recommendation

Your Board of Directors unanimously recommends a vote “FOR” the Charter Amendment.

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OTHER INFORMATION FOR STOCKHOLDERS

Section 16(a) Beneficial Ownership

Reporting Compliance

Under federal securities laws, directors, executive officers, and any persons beneficially owning more than 10% of our common stock are required to report their initial ownership of the common stock and most changes in that ownership to the SEC. The SEC has designated specific due dates for these reports, and we are required to disclose when these reports were not filed when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the reports on a timely basis in 2016.

Stockholder Proposals

Rule 14a-8 Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2017 annual meeting must be received by our Corporate Secretary at our executive offices no later than November 17, 2017.

Stockholder Proposal of Business or Nomination of Directors Outside of Rule 14a-8

Stockholder proposals or nominations for director to be brought before our 2018 annual meeting other than in accordance with Rule 14a-8 must satisfy the requirements of Article II, Section 2.12 of our Bylaws. To be timely, written notice of such proposal must be delivered to the Corporate Secretary no earlier than 150 days and no later than 120 days before the first anniversary of the date of the preceding year’s proxy statement, or between October 18, 2017 and November 17, 2017. If there is a delay or advancement of the annual meeting by more than 30 days compared to the prior year, the notice deadline is no earlier than 150 days and no later than the later of 120 days before the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made. The notice of the proposal or nomination must address the specific information set forth in our Bylaws.

Contact Information

Stockholder proposals or nominations should be sent to Corporate Secretary, Columbia Property Trust, Inc., One Glenlake Parkway, Suite 1200, Atlanta, Georgia 30328.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The 2017 Annual Meeting of Stockholders, or annual meeting, will be held on Tuesday, May 2, 2017, at The Westin Atlanta Perimeter North, 7 Concourse Parkway, NE, Atlanta, Georgia 30328, beginning at 9:00 a.m. Eastern Time. The proxy is solicited by our Board of Directors. We anticipate that a Notice of Internet Availability of Proxy Materials or a printed set of proxy materials will first be mailed to our stockholders on or about March 17, 2017. This proxy statement contains information about the items to be voted on at our annual stockholders meeting. To make this information easier to understand, we have presented general information about the annual meeting in a question-and-answer format below.

Why is this proxy statement being made available?

Our Board of Directors has made this proxy statement available to you because you own shares of our common stock and our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues in accordance with the rules of the SEC and is designed to assist you in voting.

What is a proxy?

A proxy is a person who votes the shares of stock of another person who cannot attend a meeting in person. The term “proxy” also refers to the proxy card. When you vote by Internet, telephone, or returning a proxy card, you are giving your permission to vote your shares of common stock at the annual meeting. The people who will vote your shares of common stock at the annual meeting are E. Nelson Mills, James A. Fleming, or Wendy W. Gill, each of whom are our officers. They will vote your shares of common stock as you instruct.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice of Internet Availability of Proxy Materials in the mail. The Notice of Internet Availability of Proxy Materials instructs you on how to access and review the proxy statement and 2016 Annual Report to Stockholders over the Internet. The Notice of Internet

Availability of Proxy Materials also instructs you on how you may submit your proxy over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while also lowering our costs and reducing the environmental impact of our annual meeting. We have used this e-proxy process to furnish proxy materials to certain of our stockholders over the Internet.

If you received a Notice of Internet Availability of Proxy Materials in the mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials provided in the Notice of Internet Availability of Proxy Materials.

Who is entitled to vote?

Anyone who owned our common stock at the close of business on February 21, 2017, the record date, is entitled to vote at the annual meeting. Every stockholder is entitled to one vote for each share of common stock held.

How many shares of common stock were outstanding as of the record date?

As of February 21, 2017, there were 122,450,566 shares of our common stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

●	to elect the ten directors nominated by the Board of Directors and listed in this proxy statement for one year terms;

●	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017;

●	to approve, on an advisory basis, the executive compensation of the Named Executive Officers as disclosed in this proxy statement, sometimes referred to as a “say on pay”;

●	to approve the Amended and Restated 2013 Long-Term Incentive Plan; and

●	to approve an amendment to our Second Amended and Restated Articles of Incorporation.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to the matters being voted upon.

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How does the Board recommend that I vote?

The Board recommends that stockholders vote:

●	FOR the election of the ten directors nominated by the Board of Directors and named in this proxy statement for one year terms;

●	FOR the approval, on an advisory basis, of the executive compensation of the Named Executive Officers as disclosed in this proxy statement;

●	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017;

●	FOR the approval of the Amended and Restated 2013 Long-Term Incentive Plan; and

●	FOR the approval of the amendment to our Second Amended and Restated Articles of Incorporation.

How may I vote for each proposal?

For “Proposal 1 - Election of Directors,” you may vote for all nominees, withhold from all nominees, or withhold from individual nominees.

For “Proposal 2 - Advisory Approval of Executive Compensation,” you may vote for or against the proposal, or you may abstain from voting on the proposal.

For “Proposal 3 - Ratification of the Appointment of the Independent Registered Public Accounting Firm,” you may vote for or against the proposal, or you may abstain from voting on the proposal.

For “Proposal 4 – Approve the Amended and Restated 2013 Long-Term Incentive Plan,” you may vote for or against the proposal, or you may abstain from voting on the proposal.

For “Proposal 5 – Approve an Amendment to our Second Amended and Restated Articles of Incorporation,” you may vote for or against the proposal, or you may abstain from voting on the proposal.

What are the voting requirements to elect the Board of Directors?

“Proposal 1 - Election of Directors” requires a plurality of the votes cast to elect directors. This means that the director nominee with the most votes for a particular board seat is elected for that seat. Abstentions, “withhold” votes, and broker non-votes will have no effect on the outcome of the election, but they will count toward the establishment of a quorum.

In order to enhance your ability to influence the composition of the Board of Directors in an uncontested election such as this, we have adopted a policy as part of our

Corporate Governance Guidelines requiring each of the nominees to offer to resign should he receive fewer “for” votes than “withhold” votes. If a director must offer to resign because of “withhold” vote totals, the Nominating and Corporate Governance Committee must accept or reject the offer of resignation within 90 days following certification of the stockholder vote. If the Nominating and Corporate Governance Committee accepts the offer, then the resignation will be effective upon acceptance. If the Nominating and Corporate Governance Committee rejects the offer, it must publicly disclose its reasons for doing so.

What happens if a director nominee is unable to stand for election?

The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies will be voted for the substitute nominee designated by the Board of Directors. Proxies cannot be voted for more than ten director nominees at the annual meeting.

What are the voting requirements to amend the Charter?

“Proposal 5 – Approve an Amendment to our Second Amended and Restated Articles of Incorporation” requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the proposal to amend our charter.

Proxies received will be voted “FOR” the proposal to amend our charter unless stockholders designate otherwise.

What are the voting requirements to approve the other proposals?

“Proposal 2 - Advisory Approval of Executive Compensation” requires the affirmative vote of the holders of at least a majority of the votes cast thereon to pass. Abstentions and broker non-votes will not have an effect on the vote, but they will count toward the establishment of a quorum.

“Proposal 3 - Ratification of the Appointment of the Independent Registered Public Accounting Firm” requires the affirmative vote of the holders of at least a majority of the votes cast thereon to pass. Abstentions and broker non-votes will not have an effect on the vote, but they will count toward the establishment of a quorum.

“Proposal 4 – Approve the Amended and Restated 2013 Long-Term Incentive Plan” requires the affirmative vote of the holders of at least a majority of the votes cast thereon to pass. Abstentions and broker non-votes will not have an effect on the vote, but they will count toward the establishment of a quorum.

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How will voting on any other business be conducted?

Although we do not know of any business to be considered at the annual meeting other than the items identified in the notice of annual meeting, if any other business is properly presented at the annual meeting, your proxy gives authority to each of E. Nelson Mills, our Chief Executive Officer and President; James A. Fleming, our Executive Vice President and Chief Financial Officer; and Wendy W. Gill, our Senior Vice President-Corporate Operations and Chief Accounting Officer, to vote on such matters in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion.

How do I vote?

If you are a stockholder of record, meaning that your shares are registered in your name, you have four voting options. You may vote:

●	by proxy over the Internet at the web address noted in the Notice of Internet Availability of Proxy Materials or proxy card (if you received a proxy card),

●	by proxy by telephone through the number noted in the proxy card (if you received a proxy card),

●	by proxy by signing and dating your proxy card (if you received a proxy card) and mailing it in the prepaid and addressed envelope enclosed therewith, or

●	by attending the annual meeting and voting in person.

Whether or not you plan to attend the meeting and vote in person, we urge you to have your proxy vote recorded in advance of the meeting. If you attend the annual meeting and vote at the annual meeting, any previous proxy votes that you submitted, whether by Internet, phone, or mail, will be superseded by the vote that you cast at the annual meeting.

If you have Internet access, we encourage you to vote via the Internet. It is convenient and it saves us significant postage and processing costs. In addition, when you vote by proxy via the Internet or by phone prior to the meeting date, your proxy vote is recorded immediately and there is no risk that postal delays will cause your proxy vote to arrive late and, therefore, not be counted.

If your shares are held in “street name” through a broker, bank, or other nominee, please refer to the instructions they provide regarding how to vote your shares or to revoke your voting instructions. The availability of telephone and Internet voting depends on the voting processes of the broker, bank, or other nominee. Street name holders may vote in person only if they have a legal proxy to vote their shares as described below.

What if I return my proxy card but do not provide voting instructions?

If you return a signed proxy card but do not provide voting instructions, your shares will be voted as follows:

●	FOR the election of the ten directors nominated by the Board of Directors and named in this proxy statement for one year terms,

●	FOR the approval, on an advisory basis, of the executive compensation of the Named Executive Officers as disclosed in this proxy statement.

●	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017,

●	FOR the approval of the Amended and Restated 2013 Long-Term Incentive Plan; and

●	FOR the amendment to our Second Amended and Restated Articles of Incorporation.

What if I change my mind after I vote my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

●	voting again over the Internet or by telephone prior to 11:59 p.m. Eastern Time on May 1, 2017;

●	signing and returning another proxy card with a later date, provided we receive the second proxy card before the annual meeting date; or

●	voting in person at the annual meeting.

Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.

Can all stockholders vote in person at the annual meeting?

We will provide written ballots to anyone who wants to vote at the annual meeting.

●	If you hold your shares directly in your name, we will be able to verify your name on our stockholder register.

●	If you hold your shares in “street name” through a broker, bank, or other nominee, you must bring with you a legal proxy from your broker, bank, or other nominee authorizing you to vote such shares in order to vote in person at the annual meeting. Please note that, if you request a legal proxy, any previously submitted proxy will be revoked and your shares will not be voted unless you attend the annual meeting and vote in person or appoint another proxy to vote on your behalf.

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Will my shares be voted if I do not vote over the Internet, vote by telephone, sign and return my proxy card, or vote in person at the annual meeting?

If you are a stockholder of record, meaning that your shares are registered in your name, and you do not vote over the Internet, by telephone, by signing and returning your proxy card, or by voting in person at the annual meeting, then your shares will not be voted and will not count in deciding the matters presented for consideration in this proxy statement.

If your shares are held in “street name” through a broker, bank, or other nominee and you do not vote your shares, your broker, bank, or other nominee may vote your shares on your behalf under certain circumstances.

●	On “routine” matters, including the ratification of the appointment of the independent registered public accounting firm described in this proxy statement, brokerage firms have authority under NYSE rules to vote their customers’ shares if their customers do not provide voting instructions. When a brokerage firm votes its customers’ shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the annual meeting and in determining the number of shares voted for or against the routine matter.

●	On “nonroutine” matters, including the election of directors and the “say on pay” advisory vote described in this proxy statement, if the brokerage firm has not received instructions from the stockholder, the brokerage firm cannot vote the shares on that proposal. Accordingly, it is particularly important that you provide voting instructions to your brokerage firm, so that your shares may be voted with respect to these items.

●	When a brokerage firm does not have the authority to vote its customers’ shares or does not exercise its authority, these are referred to as “broker non-votes.” Broker non-votes are only counted for establishing a quorum and will have no effect on the outcome of the vote of any of the proposals to be voted upon at the annual meeting.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This action ensures your shares will be voted at the annual meeting.

How many votes do you need to hold the annual meeting?

In order for us to conduct the annual meeting, we must have a quorum. A quorum consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. Your shares will be counted as present at the annual meeting if you:

●	vote over the Internet or by telephone,

●	properly submit a proxy card (even if you do not provide voting instructions), or

●	attend the annual meeting and vote in person.

Will my vote make a difference?

Yes. Because we are a widely held REIT with more than 47,000 stockholders of record, your vote is VERY IMPORTANT. Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Who pays the cost of this proxy solicitation?

We will pay all the costs of soliciting these proxies. We have contracted InnisFree M&A Incorporated (“InnisFree”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay InnisFree fees of approximately $30,000 to solicit proxies, plus other fees and expenses for other services related to this proxy solicitation, which include review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Our officers and employees may also solicit proxies, but they will not be specifically compensated for these services.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to mailing this proxy solicitation material, employees of InnisFree, our employees, and our officers also may solicit proxies in person, via the Internet, by telephone, or by any other electronic means of communication or by other means of communication we deem appropriate.

If I share my residence with another stockholder, how many copies of the Notice of Internet Availability of Proxy Materials or of the printed proxy materials will I receive?

In accordance with SEC rules, we are sending only a single Notice of Internet Availability of Proxy Materials or set of the printed proxy materials to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to

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the contrary from any stockholder at that address. This practice, known as “householding,” reduces the volume of duplicate information received at your household and helps us reduce costs.

Each stockholder subject to householding that receives printed proxy materials will continue to receive a separate proxy card or voting instruction card. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of these documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to the following address: Columbia Property Trust Investor Relations, c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, or call 1-855-347-0042. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

What if I consent to have one set of materials mailed now but change my mind later?

You may withdraw your householding consent at any time by contacting our Investor Relations department at the address and telephone number provided above. We will begin sending separate copies of stockholder communications to you within 30 days of receipt of your instruction.

The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting our Investor Relations department at the address and telephone number provided above.

If I plan to attend the annual meeting in person, should I notify anyone?

While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you indicate your plans to attend the annual meeting when you vote by Internet or telephone or mark the appropriate box on the proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

How can I obtain a copy of the proxy materials for the annual meeting?

You may access, read, and print copies of the proxy materials for this year’s annual meeting, including our proxy statement, form of proxy card, and annual report to stockholders, at the following Web address:

http://www.columbia.reit/proxy.

We file annual, quarterly, and current reports; proxy statements; and other information with the SEC. You may read and copy any reports, statements, or other information we file with the SEC on the Web site maintained by the SEC at www.sec.gov. At the written request of any stockholder who owns common stock as of the close of business on the record date, we will provide, without charge, paper copies of our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, except exhibits thereto. If requested by eligible stockholders, we will provide copies of the exhibits for a reasonable fee. You can request copies of our Annual Report on Form 10-K by following the instructions on the Notice of Internet Availability of Proxy Materials or by mailing a written request to: Corporate Secretary, One Glenlake Parkway, Suite 1200, Atlanta, Georgia 30328.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will publish the final results in a current report on Form 8-K filed with the SEC within four business days of the annual meeting.

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COLUMBIA PROPERTY TRUST, INC.

AMENDED AND RESTATED 2013 LONG-TERM INCENTIVE PLAN

Effective as of [May 2, 2017]

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TABLE OF CONTENTS

1.	HISTORY; EFFECTIVE DATE		A-iv

2.	PURPOSES OF THE PLAN		A-iv

3.	TERMINOLOGY		A-iv

4.	ADMINISTRATION		A-iv

	(a)	Administration of the Plan	A-iv

	(b)	Powers of the Administrator	A-iv

	(c)	Delegation of Administrative Authority	A-v

	(d)	Non-Uniform Determinations	A-v

	(e)	Limited Liability; Advisors	A-v

	(f)	Indemnification	A-vi

	(g)	Effect of Administrator’s Decision	A-vi

5.	SHARES ISSUABLE PURSUANT TO AWARDS		A-vi

	(a)	Initial Share Pool	A-vi

	(b)	Adjustments to Share Pool	A-vi

	(c)	Code Section 162(m) Individual Limits	A-vi

	(d)	ISO Limit	A-vii

	(e)	Award Limits for Nonemployee Directors	A-vii

	(f)	Source of Shares	A-vii

6.	PARTICIPATION		A-vii

7.	AWARDS		A-vii

	(a)	Awards, In General	A-vii

	(b)	Stock Options	A-vii

	(c)	Prohibition on Reload Options	A-viii

	(d)	Stock Appreciation Rights	A-viii

	(e)	Prohibition on Repricing	A-viii

	(f)	Stock Awards	A-ix

	(g)	Stock Units	A-x

	(h)	Performance Shares and Performance Units	A-x

	(i)	Other Stock-Based Awards	A-xi

	(j)	Qualified Performance-Based Awards	A-xi

	(k)	Awards to Participants Outside the United States	A-xiii

	(l)	Limitation on Dividend Reinvestment and Dividend Equivalents	A-xiii

8.	WITHHOLDING OF TAXES		A-xiii

9.	TRANSFERABILITY OF AWARDS		A-xiii

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10.	ADJUSTMENTS FOR CORPORATE TRANSACTIONS AND OTHER EVENTS		A-xiv

	(a)	Mandatory Adjustments	A-xiv

	(b)	Discretionary Adjustments	A-xiv

	(c)	Adjustments to Performance Goals	A-xiv

	(d)	Statutory Requirements Affecting Adjustments	A-xv

	(e)	Dissolution or Liquidation	A-xv

11.	CHANGE IN CONTROL PROVISIONS		A-xv

	(a)	Termination of Awards	A-xv

	(b)	Continuation, Assumption or Substitution of Awards	A-xvi

	(c)	Other Permitted Actions	A-xvi

	(d)	Section 409A Savings Clause	A-xvi

12.	SUBSTITUTION OF AWARDS IN MERGERS AND ACQUISITIONS		A-xvi

13.	COMPLIANCE WITH SECURITIES LAWS; LISTING AND REGISTRATION		A-xvi

14.	SECTION 409A COMPLIANCE		A-xvii

15.	PLAN DURATION; AMENDMENT AND DISCONTINUANCE		A-xvii

	(a)	Plan Duration	A-xvii

	(b)	Amendment and Discontinuance of the Plan	A-xviii

	(c)	Amendment of Awards	A-xviii

16.	GENERAL PROVISIONS		A-xviii

	(a)	Non-Guarantee of Employment or Service	A-xviii

	(b)	No Trust or Fund Created	A-xviii

	(c)	Status of Awards	A-xviii

	(d)	Subsidiary Employees	A-xix

	(e)	Governing Law and Interpretation	A-xix

	(f)	Use of English Language	A-xix

	(g)	Recovery of Amounts Paid	A-xix

	(h)	REIT Status	A-xix

17.	GLOSSARY		A-xix

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1.	History; Effective Date.

Columbia Property Trust, Inc., a Maryland corporation (“CPT”), established the COLUMBIA PROPERTY TRUST, INC. 2013 LONG-TERM INCENTIVE PLAN, as the same may be amended from time to time (the “2013 Plan”). The 2013 Plan was adopted by the Board of Directors of CPT (the “Board”) on April 19, 2013, as a successor plan to CPT’s 2003 Stock Option Plan and 2003 Independent Director Stock Option Plan (collectively, the “Prior Plans”), and became effective as of July 17, 2013. No awards have or will be made under CPT’s Prior Plans after July 17, 2013.

Effective as of [DATE] (the “Effective Date”), CPT hereby amends and restates the 2013 Plan in the form set forth in this document, which plan shall be known as the COLUMBIA PROPERTY TRUST, INC. AMENDED AND RESTATED 2013 LONG-TERM INCENTIVE PLAN, (hereinafter referred to as the “Plan”). Subject to shareholder approval, CPT amended the Plan, to (i) increase the number of shares of Common Stock available for issuance of awards under the Plan from 2,000,000 to 4,800,000, and (ii) to make certain other changes as set forth herein.

2.	Purposes of the Plan.

The Plan is designed:

(a)	to promote the long term financial interests and growth of CPT and its Subsidiaries (collectively, the “Company”) by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;

(b)	to motivate management personnel by means of growth-related incentives to achieve long-range goals; and

(c)	to further the alignment of interests of Participants with those of the stockholders of CPT through opportunities for increased stock or stock-based ownership in CPT.

Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.

3.	Terminology.

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.

4.	Administration.

(a)	Administration of the Plan. The Plan shall be administered by the Administrator.

(b)	Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:

i.	determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;

ii.	determine the types of Awards to be granted any Eligible Individual;

iii.	determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;

iv.	determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;

v.	subject to Sections 7(e), 7(j), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;

vi.	accelerate or otherwise change the time at or during which an Award may be exercised or

A-iv

becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made with respect to a Qualified Performance-Based Award if the effect of such action would cause the Award to fail to qualify for the Section 162(m) Exemption or shall be made to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;

vii.	determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

viii.	for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of local or foreign (non-United States) jurisdictions, adopt, amend, modify, administer or terminate sub-plans and special provisions or supplements applicable to Awards to be granted to a group of Eligible Individuals or Awards regulated by the laws of a jurisdiction outside of the United States, which sub-plans, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;

ix.	establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;

x.	determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;

xi.	administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;
xii.	establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;

xiii.	correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall deem it desirable to carry it into effect; and

xiv.	otherwise administer the Plan and all Awards granted under the Plan.

(c)	Delegation of Administrative Authority. The Administrator may designate employees of CPT or any Subsidiary, to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and exchange rules, may delegate authority to officers or other employees of CPT or any Subsidiary the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are “covered employees” within the meaning of Section 162(m) of the Code or officers under Section 16 of the Exchange Act.

(d)	Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(e)	Limited Liability; Advisors. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, CPT, and the officers and directors of CPT shall be entitled to rely upon the advice, opinions or valuations of any such persons.

A-v

(f)	Indemnification. To the maximum extent permitted by law, by CPT’s Charter and by-laws, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of CPT or an Affiliate shall be indemnified by CPT against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.

(g)	Effect of Administrator’s Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including CPT, its stockholders, any Participants and any other employee, consultant, or director of CPT and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of CPT shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards. Notwithstanding the foregoing, following a Change in Control, any determination by the Administrator as to whether “Cause” exists shall be subject to de novo review by a court of competent jurisdiction.

5.	Shares Issuable Pursuant to Awards.

(a)	Share Pool. As of the Effective Date, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan (the “Share Pool”) shall be increased from 2,000,000 shares to 4,800,000 shares. For the sake of clarity, the Share Pool shall be reduced by the number of shares of Common Stock issuable pursuant to Awards under the 2013 Plan prior to the Effective Date.

(b)	Adjustments to Share Pool. On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:

i.	The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;

ii.	The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award granted under this Plan that is forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares;

iii.	The Share Pool shall not be increased by any shares of Common Stock that are withheld by the Company or tendered by a Participant (by either actual delivery or attestation) (i) to pay the exercise price of an Option granted under this Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan; and

iv.	The Share Pool shall not be increased by any shares of Common Stock that were subject to a stock-settled SAR granted under this Plan that were not issued upon the exercise of such SAR.

(c)	Code Section 162(m) Individual Limits. Subject to adjustment as provided in Section 10 of the Plan:

i.	the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 150,000 shares;

ii.	the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Performance Awards is, in the aggregate, 150,000 shares, and

iii.	in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Shares, the maximum cash amount payable thereunder is the amount equal to the number of shares made subject to the Award, as limited by Section 5(c)(ii), multiplied by the Fair Market Value as determined as of the payment date; and

iv.	in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Units, the maximum cash amount payable under such Performance Units is $4,000,000; provided, however, that each of the limitations set forth above in clauses (i), (ii) and (iii) of this Section 5(c) shall be multiplied by two when applied to Awards granted to any individual during the calendar year in which such individual

A-vi

first commences service with CPT or a Subsidiary; and provided, further, that the limitations set forth above in clauses (ii) and (iii) of this Section 5(c) shall be multiplied by the number of calendar years over which the applicable Performance Period spans (in whole or in part), if the Performance Period is longer than 12 months’ duration, when applied to Performance Awards. If an Award is terminated, surrendered or cancelled in the same year in which it was granted, such Award nevertheless will continue to be counted against the limitations set forth above in this Section 5(c) for the calendar year in which it was granted.

(d)	ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to the number of shares in the Share Pool as of the Effective Date of the Plan.

(e)	Award Limits for Nonemployee Directors. The maximum aggregate fair value of Awards granted under the Plan to any nonemployee Director during any calendar year shall not exceed $250,000, with fair value determined under applicable accounting standards as of the date of grant. For the avoidance of doubt, the annual award limit set forth in this Section 5(e) shall solely apply to Awards granted under this Plan and shall not apply to Awards granted to a nonemployee Director in lieu of all or any portion of such nonemployee Director’s cash-based director fees.

(f)	Source of Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under CPT’s Charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.

6.	Participation.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for CPT or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

7.	Awards.

(a)	Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by CPT and the Participant receiving the Award (including by electronic delivery and/or electronic signature).

(b)	Stock Options.

i.	Grants. A stock option means a right to purchase a specified number of shares of Common Stock from CPT at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of CPT or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of CPT, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant in the applicable Award Agreement.

ii.	Exercise. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by CPT or a Subsidiary

A-vii

or with which CPT or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.

iii.	Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.

iv.	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/ or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.

(c)	Prohibition on Reload Options. The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to CPT in payment of the exercise price or any tax withholding obligation under any other stock option.

(d)	Stock Appreciation Rights.

i.	Grants. The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value of a share of Common Stock on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by CPT or a Subsidiary or with which CPT or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.

ii.	Exercise. Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by CPT of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

iii.	Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.

iv.	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/ or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.

(e)	Prohibition on Repricing. Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving CPT (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights

A-viii

granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be cancelled when their exercise price or base price exceeds the Fair Market Value of the underlying Common Stock in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by CPT’s stockholders.

(f)	Stock Awards.

i.	Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.

ii.	Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the grant or vesting of a Stock Award upon the attainment of Performance Goals, or the attainment of Performance Goals together with the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Stock Award as a Qualified Performance-Based Award. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

iii.	Rights of a Stockholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by CPT and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, CPT shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by CPT.

iv.	Termination of Service. Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

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v.	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.

(g)	Stock Units.

i.	Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Restricted Stock Units represent a contractual obligation by CPT to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.

ii.	Vesting and Payment. Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. In the event that the Administrator conditions the vesting and/or lapse of risk of forfeiture of Restricted Stock Units upon the attainment of Performance Goals, or the attainment of Performance Goals together with the continued service of the Participant, the Administrator may, prior to or at the time of grant, designate the Award of Restricted Stock Units as a Qualified Performance-Based Award. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by CPT, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

iii.	No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of CPT with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.

iv.	Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

v.	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/ or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.

(h)	Performance Shares and Performance Units.

i.	Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the

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form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.

ii.	Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The Administrator may, prior to or at the time of grant, designate an Award of Performance Shares or Performance Units as a Qualified Performance-Based Award. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

iii.	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.

(i)	Other Stock-Based Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.

(j)	Qualified Performance-Based Awards.

i.	Stock Options and Stock Appreciation Rights. The provisions of the Plan are intended to ensure that all stock options and stock appreciation rights granted hereunder to any Participant who is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such stock option or stock appreciation right is expected to be deductible to CPT or a Subsidiary qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards, and the Plan shall be interpreted and operated consistent with that intention.

ii.	Grant Process for Performance Awards. When granting any Award other than a stock option or stock appreciation right, the Administrator may designate such Award as a Qualified Performance-Based Award,

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based upon a determination that (A) the recipient is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) with respect to such Award and (B) the Administrator wishes such Award to qualify for the Section 162(m) Exemption. For any Award so designated as a Qualified Performance-Based Award, the Administrator shall take steps to ensure that the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of “outside directors” (within the meaning of Section 162(m) of the Code) and that the Performance Goals be established, in writing, by the Administrator within the time period prescribed by Section 162(m) of the Code). The Performance Goals established by the Administrator for each Qualified Performance-Based Award shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Administrator may retain in an Award Agreement the discretion to reduce (but not to increase) the amount or number of Qualified Performance-Based Awards which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Administrator shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals.

iii.	Certification and Payment. Following completion of the applicable Performance Period, and prior to any, as applicable, grant, vesting, lapse of restrictions on or payment of a Qualified Performance-Based Award, the Administrator shall determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Administrator at which certification is made shall be sufficient to satisfy the requirement of a written certification. No Qualified Performance-Based Awards will be granted, become vested, have restrictions lapse or be paid, as applicable, for a Performance Period until such certification is made by the Administrator. The amount of a Qualified Performance-Based Award actually granted, vested, or paid to a Participant, or on which restrictions shall lapse, may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Administrator to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period or otherwise, subject to the terms and conditions of the applicable Award Agreement.

iv.	Performance Goals. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non GAAP or other objective standards in a manner consistent with CPT’s or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to corporate transactions, events or developments that are treated as unusual in nature or infrequent in their occurrence, (12) items related to amortization of acquired

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intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; or (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions. For all Awards intended to qualify as Qualified Performance-Based Awards, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

v.	Non-delegation. No delegate of the Administrator is permitted to exercise authority granted to the Administrator under Section 4 to the extent that the exercise of such authority by the delegate would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

(k)	Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause CPT or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.

(l)	Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(m).

8.	Withholding of Taxes.

Participants and holders of Awards shall pay to CPT or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of CPT under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to CPT and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the amount required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. CPT or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.

9.	Transferability of Awards.

Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any CPT stock

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ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.

10.	Adjustments for Corporate Transactions and Other Events.

(a)	Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting CPT (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of CPT (each, a “Share Change”) that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

(b)	Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of CPT receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price does not exceed the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of CPT and securities of entities other than CPT) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).

(c)	Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect events that are unusual in nature or infrequent in their occurrence, the impact of charges for restructurings or discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in CPT’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other CPT filings with the Securities and Exchange Commission; provided, however, that, except in connection with death, disability or a Change in Control, no such adjustment shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of CPT or the applicable subsidiary, business segment or other operational unit of CPT or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable; provided, however, that, except in connection with death, disability or

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a Change in Control, no such modification shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award.

(d)	Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.

(e)	Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of CPT.

11.	Change in Control Provisions.

(a)	Termination of Awards. Notwithstanding the provisions of Section 11(b) and except as otherwise provided in the applicable Award Agreement, in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:

i.	the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;

ii.	the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

iii.	the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;

iv.	the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and

v.	the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance

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Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

vi.	Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.

(b)	Continuation, Assumption or Substitution of Awards. The administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.

(c)	Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.

(d)	Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.

12.	Substitution of Awards in Mergers and Acquisitions.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of CPT or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with CPT or a Subsidiary, or the acquisition by CPT of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.

13.	Compliance with Securities Laws; Listing and Registration.

(a)	The obligation of CPT to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which CPT’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of CPT’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but CPT shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(b)	Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United

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States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c)	In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to CPT in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.

14.	Section 409A Compliance.

It is the intention of CPT that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither CPT nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by CPT and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).

15.	Plan Duration; Amendment and Discontinuance.

(a)	Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) April 18, 2023. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before April 18, 2023, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards. Notwithstanding the continuation of the

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Plan, no Award (other than a stock option or stock appreciation right) that is intended to be a Qualified Performance-Based Award shall be granted on or after the fifth anniversary of the Effective Date unless the material terms of the applicable performance goals, within the meaning of Treasury Regulation Section 1.162-27(e)(4)(i), are approved by the stockholders of CPT no later than the first stockholder meeting that occurs in the fifth year following the Effective Date.

(b)	Amendment and Discontinuance of the Plan. The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to CPT or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of CPT’s stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(e) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)	Amendment of Awards. Subject to Section 7(e), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.

16.	General Provisions.

(a)	Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of CPT or any Affiliate or shall interfere in any way with the right of CPT or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/ or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that CPT is the Participant’s employer or that the Participant has an employment relationship with CPT.

(b)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between CPT and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from CPT pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of CPT.

(c)	Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of CPT or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) CPT or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.

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(d)	Subsidiary Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, CPT may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or cancelled after such issue or transfer of shares to the Subsidiary shall revert to CPT.

(e)	Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect.

(f)	Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.

(g)	Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which CPT may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.

(h)	REIT Status. The Plan shall be interpreted and construed in a manner consistent with CPT’s status as a REIT. No Award shall be granted or awarded, and with respect to any Award granted under the Plan, such Award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the stock ownership limits or any other limitation on ownership or transfer prescribed by CPT’s Charter, or (ii) if, in the discretion of the Administrator, the grant, vesting, exercise or settlement of the Award could impair CPT’s status as a REIT.

17.	Glossary.

Under this Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock, and with respect to any Award that is intended to be a Qualified Performance-Based Award, the Administrator shall consist of two or more directors, each of whom is intended to be, to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; provided, that with respect to Awards made to a member of the Board who is not an employee of the Company, “Administrator” means the

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Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, CPT or any successor to CPT. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award, whether granted under this Plan or the Prior Plans.

“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“Board” means the Board of Directors of CPT.

“Change in Control” means the first of the following to occur: (i) a Change in Ownership of CPT, (ii) a Change in Effective Control of CPT, or (iii) a Change in the Ownership of Assets of CPT, as described herein and construed in accordance with Code section 409A.

i.	A “Change in Ownership of CPT” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of CPT that, together with the stock held by such Person or Group, constitutes more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of CPT. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the capital stock of CPT, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of CPT or to cause a Change in Effective Control of CPT (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which CPT acquires its stock in exchange for property will be treated as an acquisition of stock.

ii.	A “Change in Effective Control of CPT” shall occur on the date a majority of members of CPT’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of CPT’s Board before the date of the appointment or election.

iii.	A “Change in the Ownership of Assets of CPT” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from CPT that have a total gross fair market value equal to or more than 85% of the total gross fair market value of all of the assets of CPT immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of CPT, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The following rules of construction apply in interpreting the definition of Change in Control:

(A)	A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by CPT and by entities controlled by CPT or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of CPT pursuant to a registered public offering.

(B)	Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

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(C)	A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of CPT.

(D)	For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

“Charter” means CPT’s Second Amended and Restated Articles of Incorporation as Amended by the First Articles of Amendment, as amended and restated from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

“Common Stock” means shares of common stock of CPT, par value $0.01 per share, and any capital securities into which they are converted.

“Company” means Columbia Property Trust, Inc. and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Columbia Property Trust, Inc.

“Compensation Committee” means the Compensation Committee of the Board.

“CPT” means Columbia Property Trust, Inc., a Maryland corporation.

“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

“Effective Date” means the date on which adoption of the Plan is approved by the stockholders of CPT.

“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, CPT or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for CPT’s securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from CPT or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.

“Fair Market Value” means, on a per Share basis as of any date, unless otherwise determined by the Administrator:

i.	if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;

ii.	if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or

iii.	if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.

Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as

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the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

“Full Value Award” means an Award that results in CPT transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which CPT transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.

“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.

“Nonqualified Option” means any stock option that is not an Incentive Stock Option.

“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.

“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.

“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.

“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator; provided, however, that in the case of Qualified Performance-Based Awards, such performance goals shall be based on the attainment of specified levels of one or more Performance Metrics.

“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.

“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

i.	Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; funds from operations or adjusted funds from operations; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;

ii.	Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);

iii.	Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;

iv.	Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

v.	Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); obligations under capital or operating leases; reduction of debt or borrowing costs; early extinguishment of debt;

vi.	Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/ loss per share (basic or diluted) (before or after taxes); net asset value; and/or

vii.	Strategic Metrics: staffing; acquisition, leasing or disposition of properties or other assets or entities; property vacancies; development and construction timelines and delays; legal and regulatory compliance; performance against budget; financing; number of properties under management; geographic footprint.

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“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.

“Plan” means this Columbia Property Trust, Inc. Amended and Restated 2013 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

“Qualified Performance-Based Award“ means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 7(j).

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).

“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/ or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period).

“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with CPT if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code , a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.

“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.

“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, CPT and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among CPT and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with CPT and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with CPT and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for CPT or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with CPT or any Subsidiary.

“Unit” means a bookkeeping entry used by CPT to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.

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COLUMBIA PROPERTY TRUST, INC. ONE GLENLAKE PARKWAY, SUITE 1200 ATLANTA, GEORGIA 30328

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Columbia Property Trust, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

COLUMBIA PROPERTY TRUST, INC.			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark For All Except and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2, 3, 4 and 5.			All	All	Except
Vote on Directors

1.	ELECTION OF DIRECTORS		☐	☐	☐

Nominees:

	01) Carmen M. Bowser	06) Murray J. McCabe
	02) Charles R. Brown	07) E. Nelson Mills
	03) Richard W. Carpenter	08) Michael S. Robb
	04) John L. Dixon	09) George W. Sands
	05) David B. Henry	10) Thomas G. Wattles

Vote on Proposals								For	Against	Abstain

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered accounting firm for 2017.							☐	☐	☐

3.	To approve, on an advisory basis, executive officer compensation, sometimes referred to as a “say on pay.”							☐	☐	☐

4.	To approve the Amended and Restated 2013 Long-Term Incentive Plan.							☐	☐	☐

5.	To approve an amendment to our Second Amended and Restated Articles of Incorporation.							☐	☐	☐

6.	To consider and act upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. The proxies are authorized to vote on such other matters as may properly come before the meeting or any postponements or adjournments thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please indicate if you plan to attend this meeting.			☐	☐

			Yes	No

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature (PLEASE SIGN WITHIN BOX)			Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M98624-P71744

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS MAY 2, 2017

The stockholders hereby appoint E. Nelson Mills, James A. Fleming and Wendy W. Gill, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Columbia Property Trust, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M., Eastern Time on May 2, 2017, at The Westin Atlanta Perimeter North,7 Concourse Parkway NE, Atlanta, Georgia 30328, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE